                       THE REYNOLDS AND REYNOLDS COMPANY
                              401(K) SAVINGS PLAN

                         (January 1, 1994 Restatement)

                               TABLE OF CONTENTS


                                    PREAMBLE



                                  ARTICLE I
                                 DEFINITIONS
 1.1         PLAN DEFINITIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
 1.2         INTERPRETATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7

                                  ARTICLE II
                                 ELIGIBILITY

 2.1         ELIGIBILITY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8
 2.2         TRANSFERS OF EMPLOYMENT . . . . . . . . . . . . . . . . . . . . . . . . .  9
 2.3         REEMPLOYMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9
 2.4         NOTIFICATION CONCERNING NEW ELIGIBLE
               EMPLOYEES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9
 2.5         BINDING EFFECT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9

                                 ARTICLE III
                          TAX-DEFERRED CONTRIBUTIONS

 3.1         TAX-DEFERRED CONTRIBUTIONS  . . . . . . . . . . . . . . . . . . . . . . . 10
 3.2         AMOUNT OF TAX-DEFERRED CONTRIBUTIONS  . . . . . . . . . . . . . . . . . . 10
 3.3         CHANGES IN REDUCTION AUTHORIZATION  . . . . . . . . . . . . . . . . . . . 10
 3.4         SUSPENSION OF TAX-DEFERRED CONTRIBUTIONS  . . . . . . . . . . . . . . . . 11
 3.5         RESUMPTION OF TAX-DEFERRED CONTRIBUTIONS  . . . . . . . . . . . . . . . . 11
 3.6         DELIVERY OF TAX-DEFERRED CONTRIBUTIONS  . . . . . . . . . . . . . . . . . 11
 3.7         VESTING OF TAX-DEFERRED CONTRIBUTIONS . . . . . . . . . . . . . . . . . . 11

                                  ARTICLE IV
                            ROLLOVER CONTRIBUTIONS

 4.1         ROLLOVER CONTRIBUTIONS  . . . . . . . . . . . . . . . . . . . . . . . . . 12
 4.2         VESTING OF ROLLOVER CONTRIBUTION  . . . . . . . . . . . . . . . . . . . . 12

                                  ARTICLE V
                            EMPLOYER CONTRIBUTIONS

 5.1         DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13
 5.2         CONTRIBUTION PERIOD . . . . . . . . . . . . . . . . . . . . . . . . . . . 13
 5.3         QUALIFIED NONELECTIVE CONTRIBUTIONS . . . . . . . . . . . . . . . . . . . 13
 5.4         ALLOCATION OF QUALIFIED NONELECTIVE
               CONTRIBUTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13
 5.5         MATCHING CONTRIBUTIONS  . . . . . . . . . . . . . . . . . . . . . . . . . 14
 5.6         ALLOCATION OF MATCHING CONTRIBUTIONS  . . . . . . . . . . . . . . . . . . 14





                                      (i)

 5.7         VERIFICATION OF AMOUNT OF EMPLOYER
               CONTRIBUTIONS BY THE SPONSOR  . . . . . . . . . . . . . . . . . . . . . 15
 5.8         PAYMENT OF EMPLOYER CONTRIBUTIONS . . . . . . . . . . . . . . . . . . . . 15
 5.9         ELIGIBILITY TO PARTICIPATE IN
               ALLOCATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15
 5.10        VESTING OF EMPLOYER CONTRIBUTIONS . . . . . . . . . . . . . . . . . . . . 15
 5.11        ELECTION OF FORMER VESTING SCHEDULE . . . . . . . . . . . . . . . . . . . 15

                                  ARTICLE VI
                         LIMITATIONS ON CONTRIBUTIONS

 6.1         DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17
 6.2         CODE SECTION 402(G) LIMIT . . . . . . . . . . . . . . . . . . . . . . . . 20
 6.3         LIMITATION ON TAX-DEFERRED CONTRIBUTIONS
               OF HIGHLY COMPENSATED EMPLOYEES . . . . . . . . . . . . . . . . . . . . 21
 6.4         DISTRIBUTION OF EXCESS TAX-DEFERRED
               CONTRIBUTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23
 6.5         LIMITATION ON MATCHING CONTRIBUTIONS
               OF HIGHLY COMPENSATED EMPLOYEES . . . . . . . . . . . . . . . . . . . . 24
 6.6         DISTRIBUTION OF EXCESS CONTRIBUTIONS  . . . . . . . . . . . . . . . . . . 25
 6.7         MULTIPLE USE LIMITATION . . . . . . . . . . . . . . . . . . . . . . . . . 26
 6.8         DETERMINATION OF INCOME OR LOSS . . . . . . . . . . . . . . . . . . . . . 26
 6.9         CODE SECTION 415 LIMITATIONS  . . . . . . . . . . . . . . . . . . . . . . 26
 6.10        COVERAGE UNDER OTHER QUALIFIED
               DEFINED CONTRIBUTION PLAN . . . . . . . . . . . . . . . . . . . . . . . 27
 6.11        COVERAGE UNDER QUALIFIED DEFINED
               BENEFIT PLAN  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 28
 6.12        SCOPE OF LIMITATIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . 28

                                 ARTICLE VII
                      TRUST FUNDS AND SEPARATE ACCOUNTS

 7.1         GENERAL FUND  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 29
 7.2         INVESTMENT FUNDS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 29
 7.3         LOANS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 29
 7.4         APPOINTMENT OF INVESTMENT MANAGERS  . . . . . . . . . . . . . . . . . . . 29
 7.5         INCOME ON TRUST . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 29
 7.6         SEPARATE ACCOUNTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . 30
 7.7         SUB-ACCOUNTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 30
 7.8         PAYROLL-BASED STOCK OWNERSHIP PLAN
               ("PAYSOP") ACCOUNTS . . . . . . . . . . . . . . . . . . . . . . . . . . 30

                                 ARTICLE VIII
                           LIFE INSURANCE CONTRACTS

 8.1         GENERAL . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 31
 8.2         PAYMENT OF PREMIUMS . . . . . . . . . . . . . . . . . . . . . . . . . . . 32
 8.3         OVERRIDING CONDITIONS AND LIMITATIONS . . . . . . . . . . . . . . . . . . 32





                                      (ii)

                                  ARTICLE IX
                   DEPOSIT AND INVESTMENT OF CONTRIBUTIONS
9.1         FUTURE CONTRIBUTION INVESTMENT ELECTIONS  . . . . . . . . . . . . . . . . .34
9.2         DEPOSIT OF CONTRIBUTIONS  . . . . . . . . . . . . . . . . . . . . . . . . .34
9.3         ELECTION TO TRANSFER BETWEEN FUNDS  . . . . . . . . . . . . . . . . . . . .34

                                  ARTICLE X
                   CREDITING AND VALUING SEPARATE ACCOUNTS

10.1        CREDITING SEPARATE ACCOUNTS . . . . . . . . . . . . . . . . . . . . . . . .36
10.2        VALUING SEPARATE ACCOUNTS . . . . . . . . . . . . . . . . . . . . . . . . .36
10.3        PLAN VALUATION PROCEDURES . . . . . . . . . . . . . . . . . . . . . . . . .36
10.4        FINALITY OF DETERMINATIONS  . . . . . . . . . . . . . . . . . . . . . . . .37
10.5        NOTIFICATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .37

                                  ARTICLE XI
                                    LOANS

                                 ARTICLE XII
                                 WITHDRAWALS

12.1        WITHDRAWALS OF ROLLOVERS AND PAYSOP
              TRANSFERS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .40
12.2        AGE 59-1/2 AND POST-SEPARATION WITHDRAWALS
              OF TAX-DEFERRED CONTRIBUTIONS AND
              EMPLOYER CONTRIBUTIONS  . . . . . . . . . . . . . . . . . . . . . . . . .40
12.3        HARDSHIP WITHDRAWALS OF TAX-DEFERRED
              CONTRIBUTIONS AND EMPLOYER
              CONTRIBUTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .40
12.4        LIMITATIONS ON WITHDRAWALS  . . . . . . . . . . . . . . . . . . . . . . . .40
12.5        ORDER OF WITHDRAWAL FROM A PARTICIPANT'S
              SUB-ACCOUNTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .41
12.6        CONDITIONS AND LIMITATIONS ON HARDSHIP
              WITHDRAWALS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .41

                                 ARTICLE XIII
                 SEPARATION FROM SERVICE AND SETTLEMENT DATE

13.1        SEPARATION FROM SERVICE AND SETTLEMENT DATE . . . . . . . . . . . . . . . .43

                                 ARTICLE XIV
                                DISTRIBUTIONS

14.1        DISTRIBUTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .44
14.2        DISTRIBUTIONS TO BENEFICIARIES  . . . . . . . . . . . . . . . . . . . . . .44
14.3        CASH OUTS AND PARTICIPANT CONSENT . . . . . . . . . . . . . . . . . . . . .44
14.4        REQUIRED COMMENCEMENT OF DISTRIBUTION . . . . . . . . . . . . . . . . . . .45
14.5        REEMPLOYMENT OF A PARTICIPANT . . . . . . . . . . . . . . . . . . . . . . .45
14.6        RESTRICTIONS ON ALIENATION  . . . . . . . . . . . . . . . . . . . . . . . .46





                                     (iii)

14.7        FACILITY OF PAYMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . .46
14.8        INABILITY TO LOCATE PAYEE . . . . . . . . . . . . . . . . . . . . . . . . .46
14.9        DISTRIBUTION PURSUANT TO QUALIFIED DOMESTIC RELATIONS ORDERS  . . . . . . .46

                                  ARTICLE XV
                               FORM OF PAYMENT

15.1        FORM OF PAYMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .48
15.2        CHANGE OF ELECTION  . . . . . . . . . . . . . . . . . . . . . . . . . . . .48
15.3        NOTICE REGARDING FORMS OF PAYMENT . . . . . . . . . . . . . . . . . . . . .48
15.4        REEMPLOYMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .48
15.5        SECTION 242(B)(2) ELECTIONS . . . . . . . . . . . . . . . . . . . . . . . .49

                                 ARTICLE XVI
                                BENEFICIARIES

16.1        DESIGNATION OF BENEFICIARY  . . . . . . . . . . . . . . . . . . . . . . . .51
16.2        SPOUSAL CONSENT REQUIREMENTS  . . . . . . . . . . . . . . . . . . . . . . .51

                                 ARTICLE XVII
                                ADMINISTRATION

17.1        AUTHORITY OF THE COMMITTEE  . . . . . . . . . . . . . . . . . . . . . . . .52
17.2        ACTION OF THE COMMITTEE . . . . . . . . . . . . . . . . . . . . . . . . . .52
17.3        CLAIMS REVIEW PROCEDURE . . . . . . . . . . . . . . . . . . . . . . . . . .53
17.4        QUALIFIED DOMESTIC RELATIONS ORDERS . . . . . . . . . . . . . . . . . . . .54
17.5        RESPONSIBILITIES OF THE SPONSOR, THE
               COMMITTEE, AND THE TRUSTEE  . . . . . . . . . . . . . . . . . . . . . . 54
17.6        INDEMNIFICATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .54
17.7        ACTIONS BINDING . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .55

                                ARTICLE XVIII
                          AMENDMENT AND TERMINATION

18.1        AMENDMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .56
18.2        LIMITATION ON AMENDMENT . . . . . . . . . . . . . . . . . . . . . . . . . .56
18.3        TERMINATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .56
18.4        REORGANIZATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .57
18.5        WITHDRAWAL OF AN EMPLOYER . . . . . . . . . . . . . . . . . . . . . . . . .58

                                 ARTICLE XIX
                          ADOPTION BY OTHER ENTITIES

19.1        ADOPTION BY RELATED COMPANIES . . . . . . . . . . . . . . . . . . . . . . .59
19.2        EFFECTIVE PLAN PROVISIONS . . . . . . . . . . . . . . . . . . . . . . . . .59





                                      (iv)

                                  ARTICLE XX
                           MISCELLANEOUS PROVISIONS
20.1        NO COMMITMENT AS TO EMPLOYMENT  . . . . . . . . . . . . . . . . . . . . . .60
20.2        BENEFITS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .60
20.3        NO GUARANTEES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .60
20.4        EXPENSES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .60
20.5        PRECEDENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .60
20.6        DUTY TO FURNISH INFORMATION . . . . . . . . . . . . . . . . . . . . . . . .60
20.7        WITHHOLDING . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .61
20.8        MERGER, CONSOLIDATION, OR TRANSFER OF
              PLAN ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .61
20.9        CONDITION ON EMPLOYER CONTRIBUTIONS . . . . . . . . . . . . . . . . . . . .61
20.10       RETURN OF CONTRIBUTIONS TO AN EMPLOYER  . . . . . . . . . . . . . . . . . .61
20.11       VALIDITY OF PLAN  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .62
20.12       TRUST AGREEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .62
20.13       PARTIES BOUND . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .62
20.14       APPLICATION OF CERTAIN PLAN PROVISIONS  . . . . . . . . . . . . . . . . . .62
20.15       LEASED EMPLOYEES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .62
20.16       TRANSFERRED FUNDS . . . . . . . . . . . . . . . . . . . . . . . . . . . . .63
20.17       SPECIAL PROVISIONS REGARDING EMPLOYEES
              COVERED BY COLLECTIVE BARGAINING
              AGREEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .63
20.18       FORFEITURES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .63

                                 ARTICLE XXI
                             TOP-HEAVY PROVISIONS

21.1        DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .64
21.2        APPLICABILITY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .67
21.3        MINIMUM EMPLOYER CONTRIBUTION . . . . . . . . . . . . . . . . . . . . . . .67
21.4        ADJUSTMENTS TO SECTION 415 LIMITATIONS  . . . . . . . . . . . . . . . . . .67
21.5        ACCELERATED VESTING . . . . . . . . . . . . . . . . . . . . . . . . . . . .68

                                 ARTICLE XXII
                    ROLLOVERS TO ELIGIBLE RETIREMENT PLANS

22.1        ROLLOVER REQUIREMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . .69
22.2        DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .69

                                ARTICLE XXIII
                MERGER INTO THE PLAN OF THE ARNOLD CORPORATION
                     PRINTED COMMUNICATIONS FOR BUSINESS
                                 SAVINGS PLAN

23.1.       MERGER  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .71
23.2.       ACCOUNTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .71
23.3.       OVERRIDING PROVISIONS . . . . . . . . . . . . . . . . . . . . . . . . . . .72





                                      (v)

                                  ARTICLE XXIV
            MERGER INTO THE PLAN OF CERTAIN LIFE INSURANCE POLICIES
                      HELD UNDER THE NORICK BROTHERS, INC.
                    SECTION 401(K) SALARY REDUCTION PLAN AND
                 ADOPTION OF THE PLAN BY NORICK BROTHERS, INC.

24.1.       MERGER  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .73
24.2.       ADJUSTMENTS TO LIMITATIONS UNDER
              SECTION 415 OF THE CODE . . . . . . . . . . . . . . . . . . . . . . . . .73
24.3.       OVERRIDING PROVISIONS . . . . . . . . . . . . . . . . . . . . . . . . . . .74

                                 ARTICLE XXV
              MERGER INTO THE PLAN OF THE NORICK BROTHERS, INC.
                     SECTION 401(K) SALARY REDUCTION PLAN

25.1.       MERGER  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .75
25.2.       ACCOUNTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .75
25.3.       OVERRIDING PROVISIONS . . . . . . . . . . . . . . . . . . . . . . . . . . .75

                                 ARTICLE XXVI
                MERGER INTO THE PLAN OF THE COIN SYSTEMS, INC.
                             PROFIT SHARING PLAN

26.1.       MERGER  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .76
26.2.       ACCOUNTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .76
26.3.       ADJUSTMENTS TO LIMITATIONS UNDER
              SECTION 415 OF THE CODE . . . . . . . . . . . . . . . . . . . . . . . . .76
26.4.       OVERRIDING PROVISIONS . . . . . . . . . . . . . . . . . . . . . . . . . . .78

                                ARTICLE XXVII
                         MERGER INTO THE PLAN OF THE
                     MCS-ONE TOUCH 401(K) RETIREMENT PLAN

27.1.       MERGER  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .79
27.2.       ACCOUNTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .79
27.3.       OVERRIDING PROVISIONS . . . . . . . . . . . . . . . . . . . . . . . . . . .79

                                ARTICLE XXVIII
                                EFFECTIVE DATE

28.1        EFFECTIVE DATE OF AMENDMENT AND RESTATEMENT . . . . . . . . . . . . . . . .80





                                      (vi)

                                    PREAMBLE


The Reynolds and Reynolds Company 401(k) Savings Plan, originally effective as of November 1, 1983, and heretofore known as The Reynolds and Reynolds Company Tax Deferred Savings and Protection Plan, is hereby amended and restated in its entirety. The Plan, as amended and restated hereby, is intended to qualify as a profit-sharing plan under Section 401(a) of the Code. The Plan is intended to be and shall be a profit-sharing plan for all purposes under the Code and under ERISA notwithstanding the fact that there is no requirement that an Employer have profits or current or accumulated net earnings for any Plan Year or Contribution Period in order to make contributions to the Plan. The Plan also includes a cash or deferred arrangement that is intended to qualify under
Section 401(k) of the Code. The Plan is maintained for the exclusive benefit of eligible employees and their beneficiaries.

                                   ARTICLE I
                                  DEFINITIONS


1.1         PLAN DEFINITIONS

As used herein, the following words and phrases have the meanings hereinafter set forth, unless a different meaning is plainly required by the context:

The "ADMINISTRATOR" means the Committee, but in the event there is no Committee, the "Administrator" means the Sponsor.

An "AFTER-TAX CONTRIBUTION" means any after-tax employee contribution made by a Participant if any are permitted under the Plan.

The "ARNOLD PLAN" means the Arnold Corporation Printed Communications for Business Savings Plan.

The "BENEFICIARY" of a Participant means the person or persons entitled under the provisions of the Plan to receive distribution hereunder in the event the Participant dies before receiving distribution of his entire interest under the Plan.

The "CODE" means the Internal Revenue Code of 1986, as amended from time to time. Reference to a section of the Code includes such section and any comparable section or sections of any future legislation that amends, supplements, or supersedes such section.

The "COMMITTEE" means the Reynolds and Reynolds Company 401(k) Savings Plan Committee, as described in Article XVIII hereof.

The "COMPENSATION" of an Eligible Employee for any period means compensation within the meaning of Section 1.415-2(d) of the Treasury Regulations, as amended from time to time, which is paid by the Employers to such Eligible Employee during a Plan Year, plus amounts that would have been so paid but for an employee elective contribution under a cash or deferred arrangement under
Section 401(k) of the Code of an Employer or but for a compensation reduction under Section 125 of the Code under a cafeteria plan of an Employer, but excluding all of the following: reimbursements or other expense allowances, fringe benefits (cash and noncash), moving expenses, deferred compensation, welfare benefits, severance amounts, cost equalization, vacation bonuses, car allowance, relocation amounts, suggestion awards, prizes and awards, tuition refund, auto allowances, amounts arising out of incentive stock options, gross-up payments, phone allowances, wage supplements, and payments with respect to unused credits under a

Code Section 125 plan. In no event, however, shall the Compensation of an Eligible Employee taken into account under the Plan for any Plan Year exceed
(1) $200,000 for Plan Years beginning on or after January 1, 1989 and beginning prior to January 1, 1994, or (2) $150,000 for Plan Years beginning on or after January 1, 1994; both subject to adjustment annually at the same time and in the same manner as under Section 401(a)(17)(B) and Section 415(d) of the Code, with the dollar increase in effect on January 1 of any calendar year being effective for Plan Years beginning in such calendar year. If the Compensation of an Eligible Employee is determined over a period of time that contains fewer than 12 calendar months, then the annual compensation limitation described above shall be adjusted with respect to that Participant by multiplying the annual compensation limitation in effect for the Plan Year by a fraction the numerator of which is the number of full months in the period and the denominator of which is 12; provided, however, that no proration is required for an Eligible Employee who is covered under the Plan for less than one full Plan Year if the formula for allocations is based on Compensation for a period of at least 12 months. In determining the Compensation, for purposes of applying the annual compensation limitation described above, of an Eligible Employee who is a five percent owner or among the ten Highly Compensated Employees receiving the greatest Compensation for the Plan Year, the Compensation of the Eligible Employee's spouse and of his lineal descendants who have not attained age 19 as of the close of the Plan Year shall be included as Compensation of the Eligible Employee for the Plan Year. If as a result of applying the family aggregation rule described in the preceding sentence the annual compensation limitation would be exceeded, the limitation shall be prorated among the affected family members in proportion to each member's Compensation as determined prior to application of the family aggregation rules.

A "CONTRIBUTION PERIOD" means the period specified in Article V for which Employer Contributions shall be made.

An "ELIGIBLE EMPLOYEE" means any Employee who has met the eligibility requirements of Article II.

An "EMPLOYEE" means any common law employee of an Employer or of a Related Company or a person who is a "leased employee" as defined in Section 20.15.

An "EMPLOYER" means the Sponsor and any entity which has adopted the Plan as may be provided under Article XIX.

An "EMPLOYER CONTRIBUTION" means the amount, if any, that an Employer contributes to the Plan as may be provided under Article V or Article XXI.

An "ENROLLMENT DATE" means January 1, 1994 and each January 1 thereafter. Notwithstanding the foregoing, with respect to Employees who were employees of Management Computer Services, Inc., on May 6, 1994 and became Employees on May 7, 1994, May 9, 1994 shall be an Enrollment Date. Notwithstanding the foregoing, with respect to persons who were employees of Formcraft, Inc. on July 1, 1994, July 1, 1994 shall be an Enrollment Date. Notwithstanding the foregoing, with respect to persons who were employees of Poorman Douglas on October 31, 1994 and became Employees on November 1, 1994, November 1, 1994 shall be an Enrollment Date.

"ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time. Reference to a section of ERISA includes such section and any comparable section or sections of any future legislation that amends, supplements, or supersedes such section.

The "GENERAL FUND" means a Trust Fund established by the Trustee as required to hold and administer any assets of the Trust that are not allocated among any separate Investment Funds as may be provided in the Plan or the Trust Agreement. No General Fund shall be established if all assets of the Trust are allocated among separate Investment Funds.

A "HIGHLY COMPENSATED EMPLOYEE" means an Employee or former Employee who is a highly compensated active employee or highly compensated former employee as defined hereunder.

             A "highly compensated active employee" includes any Employee who performs services for an Employer during the determination year and who (i) was a five percent owner at any time during the determination year or the look back year, (ii) received compensation from an Employer during the look back year in excess of $75,000 (subject to adjustment annually at the same time and in the same manner as under Section 415(d) of the Code), (iii) was in the top paid group of employees for the Plan Year and received compensation from an Employer during the look back year in excess of $50,000 (subject to adjustment annually at the same time and in the same manner as under Section 415(d) of the Code), (iv) was an officer of an Employer during the look back year and received compensation during that year in excess of 50 percent of the dollar limitation in effect for that year under Section 415(b)(1)(A) of the Code or, if no officer received compensation in excess of that amount for the look back year or the determination year, received the greatest compensation for the look back year of any officer, or (v) was one of the 100 employees paid the greatest compensation by an Employer for the determination year and would be described in (ii), (iii), or (iv) above if the term "determination year" were substituted for "look back year".

            A "highly compensated former employee" includes any Employee who separated from service from an Employer and all Related Companies (or is deemed to have separated from service from an Employer and all Related Companies) prior to the determination year, performed no services for an Employer during the determination year, and was a highly compensated active employee for either the separation year or any determination year ending on or after the date the Employee attains age 55.

The determination of who is a Highly Compensated Employee hereunder, including determinations as to the number and identity of employees in the top paid group, the 100 employees receiving the greatest compensation from an Employer, the number of employees treated as officers, and the compensation considered, shall be made in accordance with the provisions of Section 414(q) of the Code and regulations issued thereunder. For purposes of this definition, the following terms have the following meanings:

            (a)         The "determination year" means the Plan Year.

            (b) The "look back year" means the 12-month period immediately preceding the determination year.

An "INVESTMENT FUND" means any separate investment Trust Fund established from time to time by the Trustee as may be provided in the Plan or the Trust Agreement to which assets of the Trust may be allocated and separately invested.

The "NORMAL RETIREMENT DATE" of an employee means the date he attains age 65.

A "PARTICIPANT" means any Employee or former Employee who has a Separate Account in the Trust.

The "PLAN" means The Reynolds and Reynolds Company 401(k) Savings Plan, as from time to time in effect.

A "PLAN YEAR" means, for periods commencing on and after January 1, 1994, the 12-month period which ends on December 31 of each year.

A "RELATED COMPANY" means any corporation or business, other than an Employer, which would be aggregated with an Employer for a relevant purpose under Section 414 of the Code, but only with respect to the period during which it would be aggregated.

A "ROLLOVER CONTRIBUTION" means any rollover contribution to the Plan made by a Participant as may be permitted under Article IV.

A "SEPARATE ACCOUNT" means the account maintained by the Trustee in the name of a Participant that reflects his interest in the Trust and any Sub-Accounts established thereunder, as provided in Article VII, and shall include, if applicable, the PAYSOP Transfer Account.

The "SETTLEMENT DATE" of a Participant means the date on which a Participant's interest under the Plan becomes distributable in accordance with Article XIV.

The "SPONSOR" means The Reynolds and Reynolds Company and any successor thereto.

A "SUB-ACCOUNT" means any of the individual sub-accounts of a Participant's Separate Account that is maintained as provided in Article VII, and shall include, if applicable, the PAYSOP Transfer Account.

A "TAX-DEFERRED CONTRIBUTION" means the amount contributed to the Plan on a Participant's behalf by his Employer in accordance with his reduction authorization executed pursuant to Article III.

The "TRUST" means the trust maintained by the Trustee under the Trust
Agreement.

The "TRUST AGREEMENT" means the agreement entered into between the Sponsor and the Trustee relating to the holding, investment, and reinvestment of the assets of the Plan, together with all amendments thereto and shall include any agreement establishing a custodial account, an annuity contract, or an insurance contract (other than a life, health or accident, property, casualty, or liability insurance contract) for the investment of assets if the custodial account or contract would, except for the fact that it is not a trust, constitute a qualified trust under Section 401 of the Code.

The "TRUSTEE" means the trustee or any successor trustee which at the time shall be designated, qualified, and acting under the Trust Agreement and shall include any insurance company that issues an annuity or insurance contract pursuant to the Trust Agreement or any person holding assets in a custodial account pursuant to the Trust Agreement.

A "VALUATION DATE" means the last day of each calendar month and any other date or dates designated by the Administrator and communicated in writing to the Trustee for the purpose of valuing the General Fund and each Investment Fund and adjusting Separate Accounts and Sub-Accounts hereunder, which other dates need not be uniform with respect to the General Fund, each Investment Fund, Separate Account, or Sub-Account.

1.2         INTERPRETATION

Where required by the context, the noun, verb, adjective, and adverb forms of each defined term shall include any of its other forms. Wherever used herein, the masculine pronoun shall include the feminine, the singular shall include the plural, and the plural shall include the singular.

                                   ARTICLE II
                                  ELIGIBILITY


2.1         ELIGIBILITY

Each Employee who is in an eligible employment classification as set forth in this Section 2.1 shall become an Eligible Employee as of the Enrollment Date next following the date on which he becomes an Employee. An Employee is in an eligible employment classification unless he is:

(a) A nonresident alien who receives no earned income from an Employer or a Related Company (within the meaning of section 911(b) of the Code) that constitutes income from sources within the United States (within the meaning of section 861(a)(3) of the Code);

(b)         An Employee hired for a specific project of limited duration;

(c)         An Employee of a Related Company;

(d) An Employee of an Employer at a plant, division, or other business operation to which coverage has not been extended by such Employer;

(e)         A leased employee; or

(f) A person included in a unit of employees covered by a collective bargaining agreement, except as provided below.

As of January 1, 1994, each Eligible Employee who is covered by collective bargaining agreement with one of the following unions are in an eligible employment classification:

            The Graphic Communications Union, Local No. 754-S, Subordinate to The Graphic Communications International Union;

            The Graphic Communications International Union, Local 508 OKI, AFL/CIO (Printing Support Unit); and

            International Union, United Automobile, Aerospace, and Agricultural Implement Workers of America, UAW, and Its Local Union No. 2295.

2.2         TRANSFERS OF EMPLOYMENT

If an Employee is transferred from employment with an Employer or with a Related Company in a capacity other than an eligible employment classification to employment as an Employee in an eligible employment classification, he shall become an Eligible Employee as of the later of the date he is so transferred or the date he would have become an Eligible Employee if he had been in an eligible employment classification for his entire period of employment with the Employer or Related Company. If an Eligible Employee becomes employed in a capacity other than in an eligible employment classification, his ability to have Tax-Deferred Contributions made to the Plan in accordance with Article III shall cease as of the last day of his employment in an eligible employment classification. Whether an Employee is in an eligible employment classification shall be determined in accordance with Section 2.1.

2.3         REEMPLOYMENT

If a person whose employment as an Employee with an Employer and all Related Companies terminated is reemployed as an Eligible Employee and if he had been an Eligible Employee prior to his termination of employment, he shall again become an Eligible Employee on the date he is reemployed. Otherwise, the determination of Eligible Employee status of a person whose employment with an Employer and all Related Companies terminated and who is reemployed by an Employer or a Related Company shall be in accordance with Section 2.1 or 2.2.

2.4         NOTIFICATION CONCERNING NEW ELIGIBLE EMPLOYEES

Each Employer shall notify the Administrator as soon as practicable of Employees becoming Eligible Employees as of any date.

2.5         BINDING EFFECT

Each Employee shall be bound by all the terms and conditions of the Plan and the Trust Agreement.

                                  ARTICLE III
                           TAX-DEFERRED CONTRIBUTIONS


3.1         TAX-DEFERRED CONTRIBUTIONS

Effective beginning as of the date he becomes an Eligible Employee, each Eligible Employee may elect in writing in accordance with rules prescribed by the Administrator to have Tax-Deferred Contributions made to the Plan on his behalf by his Employer as hereinafter provided. An Eligible Employee's written election shall include his authorization for his Employer to reduce his Compensation and to make Tax-Deferred Contributions on his behalf, the consent of such Tax-Deferred Contributions (subject to the limitations described in Section 3.2), and his election as to the investment of his contributions in accordance with Article IX. Tax-Deferred Contributions on behalf of an Eligible Employee shall commence with the first administratively available payroll period beginning on or after the date on which his election is effective.

3.2         AMOUNT OF TAX-DEFERRED CONTRIBUTIONS

The Administrator shall establish limits from time to time for the amount of Tax-Deferred Contributions that an Eligible Employee may elect to have made to the Plan. Such limits on the amount of Tax-Deferred Contributions may be expressed as a percentage of an Eligible Employee's Compensation, and/or as a specified monetary amount, and need not be uniform among any or all Eligible Employees. The amount of Tax-Deferred Contributions to be made to the Plan on behalf of an Eligible Employee by his Employer shall be either a percentage of his Compensation within the percentage limits established by the Administrator, or a specified monetary amount within the dollar amount limits established by the Administrator. In the event an Eligible Employee elects to have his Employer make Tax-Deferred Contributions on his behalf, his Compensation shall be reduced for each payroll period by the percentage or amount he elects to have contributed on his behalf to the Plan in accordance with the terms of his currently effective reduction authorization.

3.3         CHANGES IN REDUCTION AUTHORIZATION

An Eligible Employee may change the percentage of his future Compensation that his Employer contributes on his behalf as Tax-Deferred Contributions at such times as the Administrator shall establish by filing an amended reduction authorization with his Employer in accordance with rules prescribed by the Administrator. An Eligible Employee who changes his reduction authorization shall be limited to selecting a percentage or amount of his Compensation that is otherwise permitted under Section 3.2. Tax-Deferred Contributions shall be made on behalf of such Eligible Employee by his Employer pursuant to his amended reduction authorization filed in accordance with this Section commencing with the first administratively available payroll period beginning on or after the date on which his election is effective, until otherwise altered or terminated in accordance with the Plan.

3.4         SUSPENSION OF TAX-DEFERRED CONTRIBUTIONS

An Eligible Employee on whose behalf Tax-Deferred Contributions are being made may have such contributions suspended by filing a suspension authorization with his Employer, in accordance with rules presented by the Administrator. Any such voluntary suspension shall take effect commencing with the first administratively available payroll period beginning on or after the date on which his election is effective, and shall remain in effect until Tax-Deferred Contributions are resumed as hereinafter set forth.

3.5         RESUMPTION OF TAX-DEFERRED CONTRIBUTIONS

An Eligible Employee who has voluntarily suspended his Tax-Deferred Contributions in accordance with Section 3.4 may have such contributions resumed, effective with the next administratively available payroll period, by filing a new reduction authorization with his Employer in accordance with
Section 3.3.

3.6         DELIVERY OF TAX-DEFERRED CONTRIBUTIONS

Each Employer shall cause to be delivered to the Trustee in cash all Tax-Deferred Contributions with respect to a Plan Year on or before such time required by regulations under Section 401(k) of the Code.

3.7         VESTING OF TAX-DEFERRED CONTRIBUTIONS

A Participant's vested interest in his Tax-Deferred Contributions Sub-Account shall be at all times 100 percent.

                                   ARTICLE IV
                             ROLLOVER CONTRIBUTIONS


4.1         ROLLOVER CONTRIBUTIONS

An Employee who is in an eligible employment classification as set forth in
Section 2.1 and who was a participant in a plan qualified under Section 401 or 403 of the Code and who receives a cash distribution from such plan that he elects either (i) to roll over immediately to a qualified retirement plan or
(ii) to roll over into a conduit IRA from which he receives a later cash distribution, may elect to make a Rollover Contribution to the Plan if he is entitled under Section 402(a)(5), Section 403(a)(4), or Section 408(d)(3)(A) of the Code to roll over such distribution to another qualified retirement plan. The acceptance of any such Rollover Contribution to the Plan shall be subject to the approval of the Administrator, in its sole discretion. The Administrator shall prescribe the time, manner, and form pursuant to which Rollover Contributions may be made to the Plan. The Administrator may require such an Employee to provide it with such information as it deems necessary or desirable to show that he is entitled to roll over such distribution to another qualified retirement plan.

4.2         VESTING OF ROLLOVER CONTRIBUTIONS

A Participant's vested interest in his Rollover Contributions Sub-Account shall be at all times 100 percent.

                                   ARTICLE V
                             EMPLOYER CONTRIBUTIONS


5.1         DEFINITIONS

For purposes of this Article, the following terms have the following meanings.

(a) The "matching contribution" means any Employer Contribution made to the Plan in accordance with the provisions of Section 5.5.

(b) The "qualified nonelective contribution" means any Employer Contribution made to the Plan in accordance with the provision of
            Section 5.3.

5.2         CONTRIBUTION PERIOD

The Contribution Period for matching contributions under the Plan shall be each month. The Contribution Period for qualified nonelective contributions under the Plan shall be each Plan Year.

5.3         QUALIFIED NONELECTIVE CONTRIBUTIONS

Each Employer may, in its discretion, for the purpose of enabling the Plan to meet the requirements of Article VI make a qualified nonelective contribution to the Plan for the Contribution Period in an amount, if any, specified by the board of directors of the Sponsor in a resolution.

5.4         ALLOCATION OF QUALIFIED NONELECTIVE CONTRIBUTIONS

Any qualified nonelective contribution made by an Employer for a Contribution Period shall be allocated among such group of its Eligible Employees during the Contribution Period who are eligible to participate in the allocation of qualified nonelective contributions for the Contribution Period as determined under Section 5.9 and who are not Highly Compensated Employees for the Contribution Period as shall be specified to the Administrator by the Employer by written notice given prior to the payment of the contribution to the Trustee. The allocable share of each such Eligible Employee shall be in the ratio which his Compensation from the Employer for the Contribution Period bears to the aggregate of such Compensation for all such Eligible Employees. Notwithstanding any other provision of the Plan to the contrary, Compensation with respect to any period ending prior to the date on which an Eligible Employee became eligible to participate in the allocation of qualified nonelective contributions in accordance with the provisions of Section 5.9 shall be disregarded in determining the amount of the Eligible Employee's allocable share.

5.5         MATCHING CONTRIBUTIONS

Each Employer may, in its discretion, make a matching contribution to the Plan for the Contribution Period in an amount, if any, specified by its board of directors in a resolution adopted before the beginning of the Plan Year that includes the Contribution Period. If the board of directors of an Employer does not adopt a resolution, before the beginning of such Plan Year, to specify the amount such Employer shall make as a matching contribution to the Plan, then for Contribution Periods beginning after December 31, 1993, for Eligible Employees who are not covered by a collective bargaining agreement as described under Section 2.1, the matching contribution to be made by such Employer with respect to each of its Eligible Employees shall be in an amount equal to 40 percent of the "eligible Tax-Deferred Contributions" made on behalf of each such Eligible Employee for the Contribution Period. For purposes of this Section and Section 5.6, "eligible Tax-Deferred Contributions" with respect to an Eligible Employee means the Tax-Deferred Contributions made on his behalf for the Contribution Period, in an amount up to, but not exceeding, three percent of such Eligible Employee's Compensation for the Contribution Period.

Matching contributions for Eligible Employees covered by a collective bargaining agreement shall be determined in accordance with Section 20.17.

Notwithstanding any other provision of the Plan to the contrary, Eligible Employees of Formcraft, Inc. shall not receive matching contributions for any Contribution Period ending before July 1, 1994. For Periods beginning after June 30, 1994 and ending before January 1, 1995, the matching contribution to be made by Formcraft, Inc. shall be determined pursuant to the formula as provided above in this Section 5.5 except that, in determining the amount of the matching contribution, "40 percent" shall be deleted and replaced with "20 percent".

5.6         ALLOCATION OF MATCHING CONTRIBUTIONS

Any matching contribution made by an Employer for the Contribution Period shall be allocated among its Eligible Employees for the Contribution Period. The allocable share of each such Eligible Employee shall be the amount as described in Section 5.5.

5.7         VERIFICATION OF AMOUNT OF EMPLOYER CONTRIBUTIONS BY THE SPONSOR

The Sponsor shall verify the amount of Employer Contributions to be made by each Employer in accordance with the provisions of the Plan. Notwithstanding any other provision of the Plan to the contrary, the Sponsor shall determine the portion of the Employer Contribution to be made by each Employer (if any) with respect to an Eligible Employee who transfers from employment with one Employer as an Employee to employment with another Employer as an Employee.

5.8         PAYMENT OF EMPLOYER CONTRIBUTIONS

Employer Contributions with respect to a Plan Year shall be paid in cash to the Trustee within the period of time required by regulations under section 401(k) of the Code and/or under section 401(m) of the Code.

5.9         ELIGIBILITY TO PARTICIPATE IN ALLOCATION

Each Employee shall be eligible to participate in the allocation of Employer Contributions in accordance with Section 5.4 beginning on the date he becomes, or again becomes, an Eligible Employee in accordance with the provisions of
Article II.

5.10        VESTING OF EMPLOYER CONTRIBUTIONS

A Participant's vested interest in his Employer Contributions Sub-Account shall be at all times 100 percent.

5.11        ELECTION OF FORMER VESTING SCHEDULE

If the Sponsor adopts an amendment to the Plan that directly or indirectly affects the computation of a Participant's vested interest in his Employer Contributions Sub-Account, any Participant with three or more years of Vesting Service shall have a right to have his vested interest in his Employer Contributions Sub-Account continue to be determined under the vesting provisions in effect prior to the amendment rather than under the new vesting provisions, unless the vested interest of the Participant in his Employer Contributions Sub-Account under the Plan as amended is not at any time less than such vested interest determined without regard to the amendment. A Participant shall exercise his right under this Section by giving written notice of his exercise thereof to the Administrator within 60 days after the latest of (i) the date he receives notice of the amendment from the Administrator, (ii) the effective date of the amendment, or (iii) the date the amendment is adopted. Notwithstanding the foregoing, a Participant's vested interest in his Employer Contributions Sub-Account on the effective date of such an amendment shall not be less than his vested interest in his Employer Contributions Sub-Account immediately prior to the effective date of the amendment.

                                   ARTICLE VI
                          LIMITATIONS ON CONTRIBUTIONS


6.1         DEFINITIONS

For purposes of this Article, the following terms have the following meanings:

(a) The "actual deferral percentage" with respect to an Eligible Employee for a particular Plan Year means the ratio of the Tax-Deferred Contributions made on his behalf for the Plan Year to his test compensation for the Plan Year, except that, to the extent permitted by regulations issued under Section 401(k) of the Code, the Sponsor may elect to take into account in computing the numerator of each Eligible Employee's actual deferral percentage the qualified matching contributions and/or qualified nonelective contributions made to the Plan on his behalf for the Plan Year; provided, however, that contributions made on a Participant's behalf for a Plan Year shall be included in determining his actual deferral percentage for such Plan Year only if the contributions are made to the Plan prior to the end of the 12-month period immediately following the Plan Year to which the contributions relate. The determination and treatment of the actual deferral percentage amounts for any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

(b) The "aggregate limit" means the sum of (i) 125 percent of the greater of the average contribution percentage for eligible participants other than Highly Compensated Employees or the average actual deferral percentage for Eligible Employees other than Highly Compensated Employees and (ii) the lesser of 200 percent or two plus the lesser of such average contribution percentage or average actual deferral percentage, or, if it would result in a larger aggregate limit, the sum of (iii) 125 percent of the lesser of the average contribution percentage for eligible participants other than Highly Compensated Employees or the average actual deferral percentage for Eligible Employees other than Highly Compensated Employees and (iv) the lesser of 200 percent or two plus the greater of such average contribution percentage or average actual deferral percentage.

(c) The "annual addition" with respect to a Participant for a limitation year means the sum of the Tax-Deferred Contributions and Employer Contributions allocated to his

            Separate Account for the limitation year (including any excess contributions that are distributed pursuant to this Article), the employer contributions, employee contributions, and forfeitures allocated to his accounts for the limitation year under any other qualified defined contribution plan (whether or not terminated) maintained by an Employer or a Related Company concurrently with the Plan, and amounts described in Sections 415(1)(2) and 419A(d)(2) of the Code allocated to his account for the limitation year; provided, however, that the annual addition for limitation years beginning prior to January 1, 1987 shall not be recalculated to treat all employee contributions as annual additions.

(d)         The "Code Section 402(g) limit" means the dollar limit imposed by
            Section 402(g)(1) of the Code or established by the Secretary of the Treasury pursuant to Section 402(g)(5) of the Code in effect on January 1 of the calendar year in which an Eligible Employee's taxable year begins.

(e) The "contribution percentage" with respect to an eligible participant for a particular Plan Year means the ratio of the matching contributions made to the Plan on his behalf for the Plan Year to his test compensation for such Plan Year, except that, to the extent permitted by regulations issued under Section 401(m) of the Code, the Sponsor may elect to take into account in computing the numerator of each eligible participant's contribution percentage the Tax-Deferred Contributions and/or qualified nonelective contributions made to the Plan on his behalf for the Plan Year; provided, however, that any Tax-Deferred Contributions, qualified matching contributions, and/or qualified nonelective contributions that were taken into account in computing the numerator of an eligible participant's actual deferral percentage may not be taken into account in computing the numerator of his contribution percentage; and provided, further, that contributions made by or on a Participant's behalf for a Plan Year shall be included in determining his contribution percentage for such Plan Year only if the contributions are made to the Plan prior to the end of the 12-month period immediately following the Plan Year to which the contributions relate. The determination and treatment of the contribution percentage amounts for any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

(f) An "elective contribution" means any employer contribution made to a plan maintained by an Employer or any Related

            Company on behalf of a Participant in lieu of cash compensation pursuant to his written election to defer under any qualified CODA as defined in Section 401(k) of the Code, any simplified employee pension cash or deferred arrangement as described in Section 402(h)(1)(B) of the Code, any eligible deferred compensation plan under Section 457 of the Code, or any plan as described in Section 501(c)(18) of the Code, and any contribution made on behalf of the Participant by an Employer or a Related Company for the purchase of an annuity contract under Section 403(b) of the Code pursuant to a salary reduction agreement.

(g) An "eligible participant" means any Eligible Employee who was eligible to have Tax-Deferred Contributions made on his behalf (if Tax-Deferred Contributions are taken into account in computing contribution percentages) or to participate in the allocation of matching contributions (including qualified matching contributions).

(h) A "family member" of an Employee means the Employee's spouse, his lineal ascendants, his lineal descendants, and the spouses of such lineal ascendants and descendants.

(i) The "interim period" for purposes of determining the income or loss attributable to contributions that are distributed pursuant to this Article means the period between the close of the Plan Year in which the contributions were made and the date the contributions are distributed.

(j)         A "limitation year" means the calendar year.

(k) A "matching contribution" means any employer contribution allocated to an Eligible Employee's account under the Plan or any other plan of an Employer or a Related Company solely on account of elective contributions made on his behalf or employee contributions made by him.

(l) A "qualified matching contribution" means any matching contribution that is a qualified matching contribution as defined in regulations issued under Section 401(k) of the Code, is nonforfeitable when made, and is distributable only as permitted in regulations issued under Section 401(k) of the Code.

(m) A "qualified nonelective contribution" means any employer contribution made on behalf of a Participant that the Participant could not elect instead to receive in cash, that is a qualified nonelective contribution as defined in

            Section 401(k) and Section 401(m) of the Code and regulations issued thereunder, is nonforfeitable when made, and is distributable only as permitted in regulations issued under Section 401(k) of the Code.

(n) The "test compensation" of an eligible participant for a Plan Year means compensation as defined in Section 414(s) of the Code and regulations issued thereunder, limited, however, to (1) $200,000 for Plan Years beginning after December 31, 1988 and prior to January 1, 1994, or (2) $150,000 for Plan Years beginning on or after January 1, 1994 (both subject to adjustment annually as provided in Section 401(a)(17)(B) and Section 415(d) of the Code; provided, however, that the dollar increase in effect on January 1 of any calendar year is effective for Plan Years beginning in such calendar year). If the test compensation of an eligible participant is determined over a period of time that contains fewer than 12 calendar months, then the annual compensation limitation described above shall be adjusted with respect to that eligible participant by multiplying the annual compensation limitation in effect for the Plan Year by a fraction the numerator of which is the number of full months in the period and the denominator of which is 12; provided, however, that no proration is required for an eligible participant who is covered under the Plan for less than one full Plan Year if the formula for allocations is based on Compensation for a period of at least 12 months. In determining the test compensation, for purposes of applying the annual compensation limitation described above, of an eligible participant who is a five percent owner or among the ten Highly Compensated Employees receiving the greatest test compensation for the limitation year, the test compensation of the eligible participant's spouse and of his lineal descendants who have not attained age 19 as of the close of the limitation year shall be included as test compensation of the eligible participant for the limitation year. If as a result of applying the family aggregation rule described in the preceding sentence the annual compensation limitation would be exceeded, the limitation shall be prorated among the affected family members in proportion to each member's test compensation as determined prior to application of the family aggregation rules.

6.2         CODE SECTION 402(G) LIMIT

In no event shall the amount of the Tax-Deferred Contributions made on behalf of an Eligible Employee for his taxable year, when aggregated with any elective contributions made on behalf of the

Eligible Employee under any other plan of an Employer or a Related Company for his taxable year, exceed the Code Section 402(g) limit. In the event that the Administrator determines that the reduction percentage elected by an Eligible Employee will result in his exceeding the Code Section 402(g) limit, the Administrator may adjust the reduction authorization of such Eligible Employee by reducing the percentage of his Tax-Deferred Contributions to such smaller percentage that will result in the Code Section 402(g) limit not being exceeded. If the Tax-Deferred Contributions made on behalf of an Eligible Employee would exceed the Code Section 402(g) limit for his taxable year, the Tax-Deferred Contributions for such Eligible Employee shall be automatically suspended for the remainder, if any, of such taxable year.

6.3         LIMITATION ON TAX-DEFERRED CONTRIBUTIONS OF HIGHLY COMPENSATED
            EMPLOYEES

Notwithstanding any other provision of the Plan to the contrary, the Tax-Deferred Contributions made with respect to a Plan Year on behalf of Eligible Employees who are Highly Compensated Employees may not result in an average actual deferral percentage for such Eligible Employees that exceeds the greater of:

(a) a percentage that is equal to 125 percent of the average actual deferral percentage for all other Eligible Employees; or

(b) a percentage that is not more than 200 percent of the average actual deferral percentage for all other Eligible Employees and that is not more than two percentage points higher than the average actual deferral percentage for all other Eligible Employees.

In order to assure that the limitation contained herein is not exceeded with respect to a Plan Year, the Administrator is authorized to suspend completely further Tax-Deferred Contributions on behalf of Highly Compensated Employees for any remaining portion of a Plan Year or to adjust the projected actual deferral percentages of Highly Compensated Employees by reducing their percentage elections with respect to Tax-Deferred Contributions for any remaining portion of a Plan Year to such smaller percentages that will result in the limitation set forth above not being exceeded. In the event of any such suspension or reduction, Highly Compensated Employees affected thereby shall be notified of the reduction or suspension as soon as possible and shall be given an opportunity to make a new Tax-Deferred Contribution election to be effective the first day of the next following Plan Year. In the absence of such an election, the election in effect immediately prior to the suspension or adjustment described above shall be reinstated as of the first day of the next following Plan Year.

For purposes of applying the limitation contained in this Section, the Tax-Deferred Contributions, qualified nonelective contributions and qualified matching contributions (to the extent that such qualified nonelective contributions and qualified matching contributions are taken into account in computing actual deferral percentages), and test compensation of any Eligible Employee who is a family member of another Eligible Employee who is a five percent owner or among the ten Highly Compensated Employees receiving the greatest test compensation for the Plan Year shall be aggregated with the Tax-Deferred Contributions, qualified nonelective contributions, qualified matching contributions, and test compensation of such other Eligible Employee, and such family member shall not be considered an Eligible Employee for purposes of determining the average actual deferral percentage for all other Eligible Employees.

In determining the actual deferral percentage for any Eligible Employee who is a Highly Compensated Employee for the Plan Year, elective contributions made to his accounts under any other plan of an Employer or a Related Company shall be treated as if all such contributions were made to the Plan; provided, however, that if such a plan has a plan year different from the Plan Year, any such contributions made to the Highly Compensated Employee's accounts under such plan for the plan year ending with or within the same calendar year as the Plan Year shall be treated as if such contributions were made to the Plan. Notwithstanding the foregoing, such contributions shall not be treated as if they were made to the Plan if regulations issued under Section 401(k) of the Code do not permit such plan to be aggregated with the Plan. If one or more plans of an Employer or Related Company are aggregated with the Plan for purposes of satisfying the requirements of Section 401(a)(4) or 410(b) of the Code, then actual deferral percentages under the Plan shall be calculated as if the Plan and such one or more other plans were a single plan. Plans may be aggregated to satisfy Section 401(k) of the Code only if they have the same plan year.

The Administrator shall maintain records sufficient to show that the limitation contained in this Section was not exceeded with respect to any Plan Year and the amount of the qualified nonelective contributions and/or qualified matching contributions taken into account in computing actual deferral percentages for any Plan Year.

6.4         DISTRIBUTION OF EXCESS TAX-DEFERRED CONTRIBUTIONS

Notwithstanding any other provision of the Plan to the contrary, in the event that the limitation contained in Section 6.3 is exceeded in any Plan Year, the Tax-Deferred Contributions, qualified nonelective contributions, and qualified matching contributions (to the extent that such qualified nonelective contributions and qualified matching contributions are taken into account in computing his actual deferral percentage) made with respect to a Highly Compensated Employee that exceed the maximum amount permitted to be contributed to the Plan on his behalf under Section 6.3, plus any income and minus any losses attributable thereto, shall be distributed to the Highly Compensated Employee prior to the end of the next succeeding Plan Year. If excess amounts are attributable to participants aggregated under the family aggregation rules described in Section 6.3, the excess shall be allocated among family members in proportion to the Tax-Deferred Contributions made with respect to each family member.

Excess amounts shall be distributed first from the Highly Compensated Employee's Tax-Deferred Contributions and qualified matching contributions Sub-Accounts in proportion to the Tax-Deferred Contributions and qualified matching contributions (to the extent that such qualified matching contributions are taken into account in computing his actual deferral percentage) made on the Highly Compensated Employee's behalf for the Plan Year. If any excess remains after the amount of Tax-Deferred Contributions and qualified matching contributions made on behalf of the Highly Compensated Employee for the Plan Year has been reduced to zero, the excess shall be distributed from the Highly Compensated Employee's qualified nonelective contributions Sub-Account.

The maximum amount permitted to be contributed to the Plan on a Highly Compensated Employee's behalf under Section 6.3 shall be determined by reducing Tax-Deferred Contributions, qualified nonelective contributions, and qualified matching contributions (to the extent that such qualified nonelective contributions and qualified matching contributions are taken into account in computing his actual deferral percentage) made on behalf of Highly Compensated Employees in order of their actual deferral percentages beginning with the highest of such percentages.

If an amount of Tax-Deferred Contributions is distributed to a Participant in accordance with this Section, matching contributions that are attributable solely to the distributed Tax-Deferred Contributions, plus any income and minus any losses attributable thereto, shall be forfeited by the Participant. Any such forfeited amounts shall be treated as a forfeiture under the Plan in accordance with the provisions of Section 20.18 as of the date as of which the distribution of Tax-Deferred Contributions pursuant to this Section occurs.

6.5         LIMITATION ON MATCHING CONTRIBUTIONS OF HIGHLY COMPENSATED
            EMPLOYEES

Notwithstanding any other provision of the Plan to the contrary, the matching contributions made with respect to a Plan Year on behalf of eligible participants who are Highly Compensated Employees may not result in an average contribution percentage for such eligible participants that exceeds the greater of:

(a) a percentage that is equal to 125 percent of the average contribution percentage for all other eligible participants; or

(b) a percentage that is not more than 200 percent of the average contribution percentage for all other eligible participants and that is not more than two percentage points higher than the average contribution percentage for all other eligible participants. For purposes of applying the limitation contained in this Section, the matching contributions, qualified nonelective contributions and Tax-Deferred Contributions (to the extent that such qualified nonelective contributions and Tax-Deferred Contributions are taken into account in computing contribution percentages), and test compensation of any eligible participant who is a family member of another eligible participant who is a five percent owner or among the ten Highly Compensated Employees receiving the greatest test compensation for the Plan Year shall be aggregated with the matching contributions, qualified nonelective contributions, Tax-Deferred Contributions, and test compensation of such other eligible participant, and such family member shall not be considered an eligible participant for purposes of determining the average contribution percentage for all other eligible participants.

In determining the contribution percentage for any eligible participant who is a Highly Compensated Employee for the Plan Year, matching contributions, employee contributions, and elective contributions (to the extent that elective contributions are taken into account in computing contribution percentages) made to his accounts under any other plan of an Employer or a Related Company shall be treated as if all such contributions were made to the Plan; provided, however, that if such a plan has a plan year different from the Plan Year, any such contributions made to the highly Compensated Employee's accounts under such plan for the plan year ending with or within the same calendar year as the Plan Year shall be treated as if such contributions were made to the Plan. Notwithstanding the foregoing, such contributions shall not be treated as if they were made to the Plan if regulations issued under
Section 401(m) of the Code do not permit such plan to be aggregated with the Plan.

If one or more plans of an Employer or a Related Company are aggregated with the Plan for purposes of satisfying the requirements of Section 401(a)(4) or 410(b) of the Code, the contribution percentages under the Plan shall be calculated as if the Plan and such one or more other plans were a single plan. Plans may be aggregated to satisfy Section 401(m) of the Code only if they have the same plan year.

The Administrator shall maintain records sufficient to show that the limitation contained in this Section was not exceeded with respect to any Plan Year and the amount of the elective contributions and qualified matching contributions taken into account in computing contribution percentages for any Plan Year.

6.6         DISTRIBUTION OF EXCESS CONTRIBUTIONS

Notwithstanding any other provision of the Plan to the contrary, in the event that the limitation contained in Section 6.5 is exceeded in any Plan Year, the matching contributions made on behalf of a Highly Compensated Employee that exceed the maximum amount permitted to be contributed to the Plan on behalf of such Highly Compensated Employee under Section 6.5, plus any income and minus any losses attributable thereto, shall be distributed prior to the end of the next succeeding Plan Year as hereinafter provided. If excess amounts are attributable to participants aggregated under the family aggregation rules described in Section 6.4, the excess shall be allocated among family members in proportion to the matching contributions made with respect to each family member.

The maximum amount permitted to be contributed to the Plan on behalf of a Highly Compensated Employee under Section 6.5 shall be determined by reducing matching contributions made on behalf of Highly Compensated Employees in order of their contribution percentages beginning with the highest of such percentages.

Excess matching contributions shall be distributable to the extent of the Participant's interest in his Employer Contributions Sub-Account, excluding that portion of his Employer Contributions Sub-Account that is attributable to qualified nonelective contributions or qualified matching contributions. The determination of the amount of excess matching contributions shall be made after application of Section 6.3, if applicable, and after application of
Section 6.4, if applicable.

6.7         MULTIPLE USE LIMITATION

Notwithstanding any other provision of the Plan to the contrary, the following multiple use limitation as required under Section 401(m) of the Code shall apply: the sum of the average actual deferral percentage for Eligible Employees who are Highly Compensated Employees and the average contribution percentage for eligible participants who are Highly Compensated Employees may not exceed the aggregate limit. In the event that, after satisfaction of
Section 6.4 and Section 6.6, it is determined that contributions under the Plan fail to satisfy the multiple use limitation contained herein, the multiple use limitation shall be satisfied by further reducing the contribution percentages of eligible participants who are Highly Compensated Employees (beginning with the highest such percentage) to the extent necessary to eliminate the excess, with such further reductions to be treated as excess contributions and disposed of as provided in Section 6.6, or in an alternative manner, consistently applied, that may be permitted by regulations issued under Section 401(m) of the Code.

6.8         DETERMINATION OF INCOME OR LOSS

The income or loss attributable to excess contributions that are distributed pursuant to this Article shall be determined for the preceding Plan Year under the method otherwise used for allocating income or loss to Participant's Separate Accounts.

6.9         CODE SECTION 415 LIMITATIONS

Notwithstanding any other provision of the Plan to the contrary, the annual addition with respect to a Participant for a limitation year shall in no event exceed the lesser of (i) the greater of $30,000 or 25 percent of the defined benefit dollar limitation set forth in Section 415(b)(1) of the Code in effect for the limitation year or (ii) 25 percent of the Participant's compensation, as defined in Section 415(c)(3) of the Code and regulations issued thereunder. If the annual addition to the Separate Account of a Participant in any limitation year would otherwise exceed the amount that may be applied for his benefit under the limitation contained in this Section, the limitation shall be satisfied by reducing contributions made on behalf of the Participant to the extent necessary in the following order:

            Tax-Deferred Contributions made on the Participant's behalf for the limitation year that have not been matched, if any, shall be reduced.

            Tax-Deferred Contributions made on the Participant's behalf for the limitation year that have been matched and the matching contributions attributable thereto, if any, shall be reduced pro rata.

            Qualified nonelective contributions made on the Participant's behalf for the limitation year shall be reduced.

The amount of any reduction of Tax-Deferred Contributions (plus any income attributable thereto) shall be returned to the Participant. The amount of reduction of Employer Contributions shall be deemed a forfeiture for the limitation year. Amounts deemed to be forfeitures under this Section shall be held unallocated in a suspense account established for the limitation year and shall be applied against the Employer's contribution obligation for the next following limitation year (and succeeding limitation years, as necessary). If a suspense account is in existence at any time during a limitation year, all amounts in the suspense account must be allocated to Participants' Separate Accounts (subject to the limitations contained herein) before any further Tax-Deferred Contributions or Employer Contributions may be made to the Plan on behalf of Participants. No suspense account established hereunder shall share in any increase or decrease in the net worth of the Trust. For purposes of this Article, excesses shall result only from the allocation of forfeitures, a reasonable error in estimating a Participant's annual compensation (as defined in Section 415(c)(3) of the Code and regulations issued thereunder), or reasonable error in determining the amount of Tax-Deferred Contributions that may be made with respect to any Participant under the limits of Section 415 of the Code, or other limited facts and circumstances that justify the availability of the provisions set forth above.

6.10        COVERAGE UNDER OTHER QUALIFIED DEFINED CONTRIBUTION PLAN

If a Participant is covered by any other qualified defined contribution plan (whether or not terminated) maintained by an Employer or a Related Company concurrently with the Plan, and if the annual addition for the limitation year would otherwise exceed the amount that may be applied for the Participant's benefit under the limitation contained in Section 6.9, adjustments to the contributions to this Plan and any other defined contribution plan shall be made in the following order: first, such excess shall be reduced by adjusting the employee contributions made by the Participant for the limitation year under all of the defined contribution plans and the income attributable thereto; next, the excess shall be reduced by adjusting the employer contributions made under this Plan; lastly, adjustments shall be made under any defined contribution plan other than the Plan.

Notwithstanding the above, in the event that any other defined contribution plan maintained by an Employer or a Related Company specifically provides that adjustments are to be made to such other defined contribution plan prior to making adjustments to the Plan, then the terms of such other defined contribution plan shall control with respect to the order of making such adjustments.

6.11        COVERAGE UNDER QUALIFIED DEFINED BENEFIT PLAN

If a Participant in the Plan is also covered by a qualified defined benefit plan (whether or not terminated) maintained by an Employer or a Related Company, in no event shall the sum of the defined benefit plan fraction (as defined in Section 415(e)(2) of the Code) and the defined contribution plan fraction (as defined in Section 415(e)(3) of the Code) exceed 1.0 in any limitation year. If, before October 3, 1973, the Participant was an active participant in a qualified defined benefit plan maintained by an Employer or a Related Company and otherwise satisfies the requirements of Section 2004(d)(2) of ERISA, then for purposes of applying this Section, the defined benefit plan fraction shall not exceed 1.0. In the event the special limitation contained in this Section is exceeded, the benefits otherwise payable to the Participant under any such qualified defined benefit plan shall be reduced to the extent necessary to meet such limitation.

6.12        SCOPE OF LIMITATIONS

The limitations contained in Sections 6.9, 6.10, and 6.11 shall be applicable only with respect to benefits provided pursuant to defined contribution plans and defined benefit plans described in Section 415(k) of the Code.

                                  ARTICLE VII
                       TRUST FUNDS AND SEPARATE ACCOUNTS


7.1         GENERAL FUND

The Trustee shall establish a General Fund if and as required to hold and administer any assets of the Trust that are not allocated among the Investment Funds as provided in the Plan or the Trust Agreement. The General Fund (if any) shall be held and administered as a separate common trust fund. The interest of each Participant or Beneficiary under the Plan in the General Fund (if any) shall be an undivided interest.

7.2         INVESTMENT FUNDS

The Administrator shall determine the number and type of Investment Funds, select the investment vehicles for such Investment Funds, and select which of the Investment Funds to be made available for Participant-directed investment. Such Investment Funds (and any portion thereof) need not be uniform (or uniformly available) with respect to any or all Participants. The Administrator shall communicate the same and any changes therein in writing to the Trustee. Each Investment Fund shall be held and administered as a separate common trust fund. The interest of each Participant or Beneficiary under the Plan in any Investment Fund shall be an undivided interest. Notwithstanding the foregoing or any other provision of the Plan, unit accounting may be used with respect to all or any portion of any Investment Fund.

7.3         LOANS

Notwithstanding any other provision of the Plan to the contrary, Participant loans shall be allocated and shall be administered as provided in Article XI.

7.4         APPOINTMENT OF INVESTMENT MANAGERS

As provided in the Trust Agreement, one or more investment managers (as defined in Section 3(38) of ERISA) or another fiduciary with respect to investment of assets may be appointed with respect to any portion of any Trust Fund.

7.5         INCOME ON TRUST

Any dividends, interest, distributions, or other income received by the Trustee with respect to any trust fund established hereunder shall be allocated by the Trustee to the trust fund for which the income was received.

7.6         SEPARATE ACCOUNTS

As of the first date a contribution is made by or on behalf of an Employee, there shall be established a Separate Account in his name reflecting his interest in the Trust. Each Separate Account shall be maintained and administered for each Participant and Beneficiary in accordance with the provisions of the Plan. The balance of each Separate Account shall be the balance of the account after all credits and charges thereto, for and as of such date, have been made as provided herein.

7.7         SUB-ACCOUNTS

A Participant's Separate Account shall be divided into individual Sub-Accounts reflecting the portion of the Participant's Separate Account that is derived from Tax-Deferred Contributions, Rollover Contributions, or Employer Contributions. Each Sub-Account shall reflect separately contributions allocated to each trust fund established hereunder and the earnings and losses attributable thereto. Such other Sub-Accounts may be established as are necessary or appropriate to reflect a Participant's interest in the Trust.

7.8         PAYROLL-BASED STOCK OWNERSHIP PLAN ("PAYSOP") ACCOUNTS

Effective December 15, 1988, the Sponsor terminated the Reynolds and Reynolds Company PAYSOP (Payroll-Based Stock Ownership Plan) (the "PAYSOP") and permitted Participants to: (1) receive a distribution of his PAYSOP account in shares of Sponsor common stock or the cash equivalent, or (2) transfer the cash equivalent value of his PAYSOP account to the Plan (the "Transfer Amount"). If the Participant transferred the value of his PAYSOP account to the Plan, the Transfer Amount is accounted for separately in a "PAYSOP Transfer Account" and is subject to Plan rules regarding loans, distribution, investment, account valuation and the special withdrawal rules for rollover contributions. The Transfer Amount is not subject to Plan rules regarding deferrals and matching contributions. Participants are fully vested in any amount in their PAYSOP Transfer Accounts.

                                  ARTICLE VIII
                            LIFE INSURANCE CONTRACTS


8.1         GENERAL

To the extent permitted in accordance with the rules established by the
Administrator:

A Participant may elect to invest his Separate Account in individual or group insurance policies covering the Participant, his spouse, or his children and in individual or group annuity contracts issued by one or more insurance companies. If individual policies are purchased for a Participant's Separate Account, such purchases may only be made with the Participant's consent. Individual policies shall be considered an earmarked investment of the Participant's Separate Account and premiums on such policies shall be charged to such Separate Account. At all times each such contract upon the life of any Participant shall be held by the Trustee separate and apart from the remainder of Trust. The value of such contract shall not be taken into account in valuing the other assets of the Trust nor shall such value be considered in determining the amount of a Participant's interest in the Trust. A Participant may not borrow amounts from insurers issuing such policies or the collateral of such policies; however, the Administrator in its sole discretion may direct borrowing against the policies to fund loans under Article XI.

When a Participant's Separate Account is distributed as provided in Article XIV, the Administrator shall direct the Trustee to convert into cash the entire value of any individual policies or contracts purchased for a Participant's Separate Account and to credit such amount to the Participant's Separate Account. Alternatively, the Administrator, at the election of a Participant, shall direct the Trustee to distribute any or all of such policies or contracts intact to the Participant.

To the extent that a Participant's Separate Account is invested in a life insurance policy on the Participant's life, the Participant may designate a beneficiary under the policy, if permitted by the Administrator and the policy, to whom death benefits under the policy shall be paid directly by the insurance company issuing the policy. Absent such a designation, the beneficiary of such a policy shall be determined as provided in Article XVI, and the Trustee shall distribute the death proceeds of such a policy to the Beneficiary in accordance with the Plan. Notwithstanding the foregoing or any other provisions of the Plan, a Beneficiary may not defer distribution of that portion of the death proceeds of the policy that exceeds the cash surrender value.

To the extent that a Participant's Separate Account is invested in a life insurance policy on the life of the Participant's spouse or children, the beneficiary under such a policy shall be the Participant, to the extent of the excess of the death proceeds over the cash value, if any, at the time of the death of the insured, and the beneficiary of the balance of the death proceeds shall be the Participant's Separate Account.

Any dividends that become payable on any contracts shall be used to provide additional benefits for the Participant or shall be credited to the Participant's Separate Account.

8.2         PAYMENT OF PREMIUMS

The Trustee, upon written instructions from the Administrator, shall pay each premium on any such contract or contracts held for a Participant and shall charge such premium payment to the Separate Account of such Participant. The Trustee shall be under no obligation to pay any premium, however, unless there are sufficient funds available from the interest of such Participant in the Trust to make such payment.

8.3         OVERRIDING CONDITIONS AND LIMITATIONS

Notwithstanding anything to the contrary contained in the Plan, the provisions of this Section shall govern:

(a) In the event of any conflict between the provisions of the Plan and the terms of any insurance contract or contracts purchased pursuant to this Article, the provisions of the Plan shall control.

(b) At no time shall the aggregate of the premiums paid for any ordinary life or term life insurance contract or contracts upon the life of any Participant hereunder equal or exceed the sum of

            (i) if only ordinary life insurance contracts upon the life of such Participant are held hereunder, 50% of the Tax-Deferred Contributions made on his behalf and the Employer Contributions allocated to him under the Plan; or

            (ii) if only term life insurance contracts upon the life of such Participant are held hereunder, 25% of the Tax-Deferred Contributions made on his behalf and the Employer Contributions allocated to him under the Plan.

If both ordinary life and term life insurance contracts upon the life of any Participant are held hereunder, at no time shall the aggregate of one-half of the premiums paid for any ordinary life insurance contracts plus the premiums paid for any term life insurance contract equal or exceed 25% of the Employer Contributions allocated to him under the Plan. In order to comply with these limitations, the Administrator shall in writing direct the Trustee to take such action with respect to any such contract or contracts held by it as the Administrator shall deem advisable, including, but not limited to, conversion to paid-up basis or surrender of such contract or contracts or any part or parts thereof.

                                   ARTICLE IX
                    DEPOSIT AND INVESTMENT OF CONTRIBUTIONS


9.1         FUTURE CONTRIBUTION INVESTMENT ELECTIONS

Each Eligible Employee shall make an investment election in the manner and form prescribed by the Administrator directing the manner in which his Tax-Deferred Contributions, Rollover Contributions, and Employer Contributions shall be invested. An Eligible Employee's investment election shall specify the percentage, in such percent increments and/or amounts as the Administrator shall establish from time to time, of such contributions that shall be allocated to one or more of the Investment Funds as permitted by the Administrator. The investment election by a Participant shall remain in effect until his entire interest under the Plan is distributed or forfeited in accordance with the provisions of the Plan or until he files a change of investment election with the Administrator, in such form as the Administrator shall prescribe. A Participant's change of investment election may be made effective as of such dates as the Administrator shall establish and must be filed with the Administrator such number of days prior to the effective date as the Administrator shall prescribe.

9.2         DEPOSIT OF CONTRIBUTIONS

All Tax-Deferred Contributions, Rollover Contributions, and Employer Contributions shall be deposited in the Trust and allocated among the Investment Funds in accordance with the Participant's currently effective investment election. If no investment election is on file with the Administrator at the time contributions are to be deposited to a Participant's Separate Account, the Participant shall be notified and an investment election form shall be provided to him. Until such Participant shall make an effective election under this Section, his contributions shall be allocated among the Investment Funds as directed by the Administrator.

9.3         ELECTION TO TRANSFER BETWEEN FUNDS

A Participant may elect to transfer investments from any Investment Fund to any other Investment Fund as permitted by the Administrator. The Participant's transfer election shall specify in such percent increments and/or amounts as the Administrator shall establish the amount eligible for transfer that is to be transferred. Any transfer election must be filed with the Administrator in writing, in such form as the Administrator shall prescribe. Subject to any restrictions pertaining to a particular Investment Fund, a Participant's transfer election may be made effective as of such dates as the Administrator shall establish, and must be filed with the Administrator such number of days prior to the effective date as the Administrator shall prescribe.

                                   ARTICLE X
                    CREDITING AND VALUING SEPARATE ACCOUNTS


10.1        CREDITING SEPARATE ACCOUNTS

All contributions made under the provisions of the Plan shall be credited to Separate Accounts in the General Fund and any Investment Funds by the Trustee, in accordance with procedures established in writing by the Administrator, either when received or on the next succeeding Valuation Date after valuation of the Fund has been completed for such Valuation Date as provided in Section 10.2, as shall be determined by the Administrator.

10.2        VALUING SEPARATE ACCOUNTS

Separate Accounts in the General Fund and any Investment Funds shall be valued by the Trustee on the Valuation Date, in accordance with procedures established by the Administrator, either in the manner adopted by the Trustee and approved by the Administrator or in the manner set forth in Section 10.3 as Plan valuation procedures, as determined by the Administrator.

10.3        PLAN VALUATION PROCEDURES

With respect to the General Fund and any Investment Funds, the Administrator may determine to any extent that the following valuation procedures shall be applied. As of each Valuation Date hereunder, the portion of any Separate Accounts in the General Fund or any Investment Funds shall be adjusted to reflect any such increase or decrease in the value of the General Fund and any Investment Funds for the period of time occurring since the immediately preceding Valuation Date for the fund (the "valuation period") in the following manner:

(a) First, the value of the fund shall be determined by the Trustee by valuing all of the assets of the fund at fair market value.

(b) Next, the net increase or decrease in the value of the fund attributable to net income and all profits and losses, realized and unrealized, during the valuation period shall be determined on the basis of the valuation under paragraph (a) taking into account appropriate adjustments for contributions, loan payments, andtransfers to and distributions, withdrawals, loans, and transfers from such fund during the valuation period.

(c) Finally, the net increase or decrease in the value of the fund shall be allocated among Separate Accounts in the fund in the ratio of the balance of the portion of such Separate Account in the fund as of the preceding Valuation Date less any distributions, withdrawals, loans, and transfers from such Separate Account balance in the fund since the Valuation Date to the aggregate balances of the portions of all Separate Accounts in the fund similarly adjusted, and each Separate Account in the fund shall be credited or charged with the amount of its allocated share. Notwithstanding the foregoing, the Administrator may adopt such accounting procedures as it considers appropriate and equitable to establish a proportionate crediting of net increase or decrease in the value of the fund for contributions, loan payments, and transfers to and distributions, withdrawals, loans, and transfers from such fund made by or on behalf of a Participant during the valuation period.

10.4        FINALITY OF DETERMINATIONS

The Trustee shall have exclusive responsibility for determining the value of the Trust Fund, and Trustee's determinations thereof shall be conclusive upon all interested parties. Except as provided in the immediately preceding sentence, the Administrator shall have the exclusive responsibility for determining the balance of each Separate Account maintained hereunder, and the Administrator's determinations thereof shall be conclusive upon all interested parties.

10.5        NOTIFICATION

Within a reasonable period of time after the end of each Plan Year, the Administrator shall notify each Participant and Beneficiary of the balances of his Separate Account and Sub-Accounts as of the last day of such Plan Year.

                                   ARTICLE XI
                                     LOANS


Loans shall be made pursuant to the provisions of this Article as follows:

Subject to such uniform and nondiscriminatory rules as the Administrator may establish and to the provisions of this Article, the Administrator may in its discretion direct the Trustee to make a loan to a Participant, beneficiary or alternate payee under a qualified domestic relations order with respect to the Plan from his Separate Account. For purposes of this Article, the term "Participant" shall include any such beneficiary or alternate payee except as the context otherwise requires or as otherwise specified. Limitations on the types and amount of loans shall be set forth in the "Loan Application and Agreement" (as hereinafter defined) established by the Administrator.

For purposes of this Article, the loan application and agreement, as such document is in effect from time to time as prescribed in writing by the Administrator (the "Loan Application and Agreement") is hereby incorporated by reference into the Plan. The Administrator shall approve a loan for an eligible Participant who properly completes a Loan Application and Agreement in compliance with the provisions of the Plan and the Loan Application and Agreement.

A loan shall be an earmarked investment of the borrowing Participant's Separate Account and such Separate Account shall be reduced, for purposes of valuation, by the outstanding principal balance of such loan. A borrowing Participant's Separate Account shall, for purposes of valuation, be increased by principal and interest payments on the loan not later than 30 days after receipt thereof by the Trustee. Loans and repayments with respect thereto shall be allocated to the borrowing Participant's Separate Account in accordance with rules and procedures established by the Administrator.

Loans made pursuant to this Article: (1) shall be made available to all Participants on a reasonably equivalent basis, (2) shall not be made available to highly compensated Participants (as determined under Code Section 4975), officers or shareholders in a percentage amount greater than the percentage amount available to other Participants, (3) shall be secured by (i) the Participant's interest in the Trust, but not in excess of 50% of the value of the Participant's Separate Account immediately prior to the origination of the loan, provided that if the participant has more than one loan outstanding under the Plan, the outstanding balance of all loans immediately after the origination of the most recent loan will be secured by the Participant's interest in the Trust, but not in excess of 50% of the value of the Participant's Separate Account immediately prior to the origination of the most recent loan, and (ii) such other collateral (if any) as the Administrator may require, and (4) shall be evidenced by a promissory note executed by the Participant that provides for a reasonable rate of interest, which shall be determined by the Administrator in accordance with the Loan Application and Agreement, and for repayment (i) within a specified period of time, which shall not extend beyond five years from the date the loan is made unless the loan proceeds are used to acquire a dwelling which within a reasonable time (determined at the time the loan is made) is to be used as a principal residence of the borrowing Participant who is not a beneficiary or an alternate payee under a qualified domestic relations order, (ii) on terms that provide for substantially level amortization with payments not less frequently than quarterly over the term of the loan, and
(iii) upon such other terms and conditions as the Administrator shall determine.

A loan shall be repaid, with interest, in accordance with its terms. A Participant who is an Employee shall authorize the Employer to deduct from his wages and to pay to the Trustee each pay period an amount sufficient to pay the principal and interest owed with respect to such pay period on the Participant's loan. In the event of failure by a Participant to make, or cause to be made, by payroll deduction or through other means, any payment required under the terms of any loan within 60 days following the date on which such payment shall become due, the Administrator may direct the Trustee to declare all or any portion of the balance of such loan, together with accrued interest, immediately due and payable. In any such event, if such balance and interest thereon is not paid, the Trustee may charge the Separate Account of such Participant with the amount of such balance and interest and may liquidate any other collateral for the loan. The charging of a Participant's Separate Account, in repayment or partial repayment of any loan, shall be deemed to be an advance distribution to such Participant. All other matters relating to loans shall be in accordance with the Loan Application and Agreement.

Notwithstanding any other provision of this Article to the contrary, any loan made under the provisions of the Plan as in effect prior to a change in the Plan provisions applicable to loans shall remain outstanding (until repaid) in accordance with its terms, unless the amended Plan provisions specifically provide otherwise.

                                  ARTICLE XII
                                  WITHDRAWALS


12.1        WITHDRAWALS OF ROLLOVERS AND PAYSOP TRANSFERS

A Participant may elect in writing, subject to the limitations and conditions prescribed in Section 12.4, to make a cash withdrawal from his Rollover Contributions Sub-Account and/or his PAYSOP Transfer Account, if any.

12.2 AGE 59-1/2 AND POST-SEPARATION WITHDRAWALS OF TAX-DEFERRED CONTRIBUTIONS AND EMPLOYER CONTRIBUTIONS

A Participant who has attained age 59 1/2 or has separated from service covered under the Plan may elect in writing, subject to the limitations and conditions prescribed in Section 12.4, to make a cash withdrawal from his Tax-Deferred Contributions Sub-Account and/or Employer Contributions Sub-Account.

12.3        HARDSHIP WITHDRAWALS OF TAX-DEFERRED CONTRIBUTIONS
            AND EMPLOYER CONTRIBUTIONS

A Participant who has not separated from service covered under the Plan and who is determined by the Administrator to have incurred a hardship as defined in
Section 12.6 may elect in writing, subject to the limitations and conditions prescribed in this Section, and Section 12.4 or 12.6, as appropriate, to make a cash withdrawal from his Tax-Deferred Contributions Sub-Account and/or Employer Contribution Sub-Account. A Participant may withdraw pursuant to this Section from his Tax-Deferred Contributions Sub-Account only the balance of his Tax-Deferred Contributions Sub-Account exclusive of any earnings credited to such Sub-Account as of a date that is after December 31, 1988. A Participant may withdraw pursuant to this Section from his Employer Contributions Sub-Account only the lesser of the balance of his Employer Contributions Sub-Account or the balance of his Employer Contributions Sub-Account as of December 31, 1988.

12.4        LIMITATIONS ON WITHDRAWALS

A Participant must file a written withdrawal application with the Administrator such number of days prior to the date as of which it is to be effective as the Administrator shall prescribe. Withdrawals shall be made effective as of such dates as the Administrator shall establish. Withdrawals made pursuant to this Article shall be subject to the following conditions and limitations:

            A Participant may make only one withdrawal each Plan Year.

            The minimum total withdrawal that a Participant may make shall be an amount equal to the lesser of $500 or 100% of his Separate Account balance.

            A Participant whose separation from service has occurred who makes a withdrawal that would reduce the balance of his Separate Account to less than $3,500 must elect to withdraw his entire Separate Account balance.

12.5        ORDER OF WITHDRAWAL FROM A PARTICIPANT'S SUB-ACCOUNTS

If the Sub-Account from which a Participant is receiving a withdrawal is invested in more than one Investment Fund, the withdrawal shall be charged against each Investment Fund in accordance with rules prescribed by the Administrator.

12.6        CONDITIONS AND LIMITATIONS ON HARDSHIP WITHDRAWALS

A Participant must file a written application for a hardship withdrawal with the Administrator such number of days prior to the date as of which it is to be effective as the Administrator may prescribe. Hardship withdrawals may be made effective only as of such date(s) as the Administrator shall establish. The Administrator shall grant a hardship withdrawal only if it determines that the withdrawal is necessary to meet an immediate and heavy financial need of the Participant. An immediate and heavy financial need of the Participant means a financial need on account of:

(a) expenses previously incurred by or necessary to obtain for the Participant, the Participant's spouse, or any dependent of the Participant (as defined in Section 152 of the Code) medical care described in Section 213(d) of the Code;

(b) costs relating directly to the purchase (excluding mortgage payments) of a principal residence for the Participant;

(c) payment of tuition and related educational fees for the next 12 months of post-secondary education for the Participant, the Participant's spouse, or any dependent of the Participant; or

(d) any extraordinary financial hardship that, based on all relevant facts and circumstances, constitutes an immediate and heavy financial need of the Participant.

A withdrawal shall be deemed to be necessary to satisfy an immediate and heavy financial need of a Participant only if all of the following requirements are satisfied:

            The withdrawal is not in excess of the amount of the immediate and heavy financial need of the Participant.

            The Participant has obtained all distributions, other than hardship distributions, and all non-taxable loans currently available under all plans maintained by an Employer or any Related Company.

            The Participant's Tax-Deferred Contributions and the Participant's elective tax-deferred contributions and employee after-tax contributions under all other tax-qualified plans maintained by an Employer or any Related Company shall be suspended for at least twelve months after his receipt of the withdrawal.

            The Participant shall not make Tax-Deferred Contributions or elective tax-deferred contributions under any other tax-qualified plan maintained by an Employer or any Related Company for the Participant's taxable year immediately following the taxable year of the withdrawal in excess of the applicable limit under Section 402(g) of the Code for such next taxable year less the amount of the Participant's Tax-Deferred Contributions and elective tax-deferred contributions under any other plan maintained by an Employer or any Related Company for the taxable year of the withdrawal.

The amount of a hardship withdrawal may include any amounts necessary to pay any Federal, state, or local income taxes or penalties reasonable anticipated to result from the distribution. A Participant shall not fail to be treated as an Eligible Employee for purposes of applying the limitations contained in
Article VI of the Plan merely because his Tax-Deferred Contributions are suspended in accordance with this Section.

                                  ARTICLE XIII
                  SEPARATION FROM SERVICE AND SETTLEMENT DATE


13.1        SEPARATION FROM SERVICE AND SETTLEMENT DATE

A Participant's Settlement Date shall occur on the date of his separation from service with the Employer and all Related Companies because of death, disability, retirement, or any other reason.

                                  ARTICLE XIV
                                 DISTRIBUTIONS


14.1        DISTRIBUTIONS

A Participant whose Settlement Date occurs other than by death shall be eligible to receive distribution of the value of the vested portions of his Separate Account in the form provided under Article XV beginning as soon as reasonably practicable following his Settlement Date or the date his application for distribution is filed with the Administrator, if later.

14.2        DISTRIBUTIONS TO BENEFICIARIES

If a Participant dies prior to commencement of distribution of his Separate Account under this Article, his Beneficiary shall be eligible to receive distribution of the Participant's Separate Account in a single sum payment as soon as reasonably practicable following the date his application for distribution is filed with the Administrator. Notwithstanding the foregoing:
Distribution of the Participant's entire interest shall be made to the Beneficiary no later than the end of the fifth calendar year beginning after the Participant's death unless the Beneficiary is the Participant's spouse in which case distribution of the Participant's entire interest shall be made not later than the March 31st following the end of the calendar year in which the Participant would have attained age 70 1/2; and if the value of the Participant's Separate Account does not exceed $3,500 the Beneficiary shall receive distribution as soon as practicable following the Participant's death.

If distribution is to be made to a Participant's spouse, it shall be made available within a reasonable period of time after the Participant's death that is no less favorable than the period of time applicable to other distributions. If a Participant dies after the date distribution of his Separate Account begins under Article XV, but before his entire interest in his Separate Account is distributed, his Beneficiary shall receive distribution of the remainder of the vested portions of the Participant's Separate Account beginning as soon as reasonably practicable following the Participant's date of death in a form that provides for distribution at least as rapidly as under the form in which the Participant was receiving distribution.

14.3        CASH OUTS AND PARTICIPANT CONSENT

Notwithstanding any other provision of the Plan to the contrary, if the value of the vested portions of a Participant's Separate Account does not exceed $3,500, distribution of such value shall be made to the Participant in a single sum payment as soon as reasonably practicable following his Settlement Date, unless such Settlement Date occurs because of such Participant's disability or early retirement or normal retirement under a defined benefit pension plan of the Employer. If a Participant's Settlement Date occurs because of such Participant's disability or retirement, or if the value of the vested portions of a Participant's Separate Account exceeds $3,500, distribution shall not commence to such Participant prior to his required date of distribution under Section 14.4 without the Participant's written consent. If a Participant made a withdrawal in accordance with the provisions of Article XII and the value of his Separate Account on the date of the withdrawal exceeded $3,500, then for purposes of this Section, the value of his Separate Account shall be deemed to exceed $3,500.

14.4        REQUIRED COMMENCEMENT OF DISTRIBUTION

Notwithstanding any other provision of the Plan to the contrary, distribution of the vested portions of a Participant's Separate Account shall commence to the Participant no later than the earlier of:

(a) unless the Participant elects a later date, 60 days after the close of the Plan Year in which (i) the Participant's Normal Retirement Date occurs, (ii) the 10th anniversary of the year in which he commenced participation in the Plan occurs, or (iii) his Settlement Date occurs, whichever is latest; or

(b) the March 31 following the close of the calendar year in which he attains age 70 1/2, whether or not his Settlement Date has occurred, except that if a Participant attained age 70 1/2 prior to January 1, 1988, and was not a five percent owner (as defined in Section 416 of the Code) at any time during the five-Plan-Year period ending within the calendar year in which he attained age 70 1/2, distribution of the vested portion of such Participant's Separate Account shall commence no later than the March 31 following the close of the calendar year in which he attains age 70 1/2 or retires, whichever is later.

14.5        REEMPLOYMENT OF A PARTICIPANT

If a Participant whose Settlement Date has occurred is reemployed by an Employer or a Related Company, he shall continue to have a right to any distribution or further distribution from the Trust arising from his prior Settlement Date and any amounts credited to his Separate Account with respect to employment after his prior Settlement Date shall be accounted for separately.

14.6        RESTRICTIONS ON ALIENATION

Except as provided in Section 401(a)(13) of the Code relating to qualified domestic relations orders, no benefit under the Plan at any time shall be subject in any manner to anticipation, alienation, assignment (either at law or in equity), encumbrance, garnishment, levy, execution, or other legal or equitable process; and no person shall have power in any manner to anticipate, transfer, assign (either at law or in equity), alienate or subject to attachment, garnishment, levy, execution, or other legal or equitable process, or in any way encumber his benefits under the Plan, or any part thereof, and any attempt to do so shall be void.

14.7        FACILITY OF PAYMENT

If the Administrator finds that any individual to whom an amount is payable hereunder is incapable of attending to his financial affairs because of any mental or physical condition, including the infirmities of advanced age, such amount (unless prior claim therefor shall have been made by a duly qualified guardian or other legal representative) may, in the discretion of the Administrator, be paid to another person for the use or benefit of the individual found incapable of attending to his financial affairs or in satisfaction of legal obligations incurred by or on behalf of such individual. The Trustee shall make such payment only upon receipt of written instructions to such effect from the Administrator. Any such payment shall be charged to the Separate Account from which any such payment would otherwise have been paid to the individual found incapable of attending to his financial affairs and shall be a complete discharge of any liability therefor under the Plan.

14.8        INABILITY TO LOCATE PAYEE

If any benefit becomes payable to any person, or to the executor or administrator of any deceased person, and if that person or his executor or administrator does not present himself to the Administrator within five years after the Administrator mails written notice of his eligibility to receive a distribution hereunder to his last known address, that benefit will be forfeited. However, if the payee later files a claim for that benefit, the benefit will be reinstated.

14.9        DISTRIBUTION PURSUANT TO QUALIFIED DOMESTIC RELATIONS ORDERS

Notwithstanding any other provision of the Plan to the contrary, if a qualified domestic relations order so provides, distribution may be made to an alternate payee pursuant to a qualified domestic relations order, as defined in Section 414(p) of the Code, regardless of whether the Participant's Settlement Date has occurred or whether the Participant is otherwise entitled to receive a distribution under the Plan, provided that the order so requires.

                                   ARTICLE XV
                                FORM OF PAYMENT


15.1        FORM OF PAYMENT

A Participant whose Settlement Date occurs other than by death after he is eligible for early retirement or normal retirement under a defined benefit pension plan of the Employer may elect to receive distribution in one or a combination of the following forms of payment:

(a)         A single sum payment.

(b) Installment Payments - Distribution shall be made in a series of installments over a period not exceeding the life expectancy of the Participant. Each installment shall be equal in amount except as necessary to adjust for any changes in the value of the Participant's Separate Account, unless the Participant elects a more rapid distribution schedule. The determination of life expectancies shall be made on the basis of the expected return multiples in Table V and VI of Section 1.72-9 of the Treasury regulations and shall be calculated once at the time installment payments begin.

A Participant not described above in this Section shall receive distribution pursuant to this Article in a single sum payment.

15.2        CHANGE OF ELECTION

A Participant who has elected a form of payment under Section 15.1 may revoke or change his election at any time prior to the date as of which his benefit commences by filing with the Administrator a written election in the form prescribed by the Administrator.

15.3        NOTICE REGARDING FORMS OF PAYMENT

Within a reasonable period of time prior to the date a Participant could commence distribution of his Separate Account under the Plan, the Administrator shall provide him with a written explanation of the forms of payment available under the Plan.

15.4        REEMPLOYMENT

If a Participant is reemployed by an Employer or a Related Company prior to receiving distribution of the entire balance of the vested portions of his Separate Account, his prior election of a form of payment hereunder shall continue in effect with respect to that portion of his Separate Account attributable to his prior employment.

15.5        SECTION 242(B)(2) ELECTIONS

Notwithstanding any other provisions of the Plan, distribution on behalf of a Participant, including a five-percent owner, may be made pursuant to an election under Section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act of 1982 and in accordance with all of the following requirements:

(a) The distribution is one which would not have disqualified the Trust under Section 401(a)(9) of the Code as in effect prior to amendment by the Deficit Reduction Act of 1984.

(b) The distribution is in accordance with a method of distribution elected by the Participant whose interest in the Trust is being distributed or, if the Participant is deceased, by a Beneficiary of such Participant.

(c) Such election was in writing, was signed by the Participant or the Beneficiary, and was made before January 1, 1984.

(d)         The Participant had accrued a benefit under the Plan as of December
            31, 1983.

(e) The method of distribution elected by the Participant or the Beneficiary specifies the time at which distribution will commence, the period over which distribution will be made, and in the case of any distribution upon the Participant's death, the Beneficiaries of the Participant listed in order of priority.

(f) The distribution is permitted under the terms of the Plan applicable to such distribution as in effect at all relevant times.

A distribution upon death shall not be made under this Section unless the information in the election contains the required information described above with respect to the distributions to be made upon the death of the Participant. For any distribution which commences before January 1, 1984, but continues after December 31, 1983, the Participant or the Beneficiary to whom such distribution is being made will be presumed to have designated the method of distribution under which the distribution is being made, if this method of distribution was specified in writing and the distribution satisfies the requirements in paragraphs (a) and (e) of this Section. If an election is revoked, any subsequent distribution will be in accordance with the other provisions of the Plan. Any changes in the election will be considered to be a revocation of the election. However, the mere substitution or addition of another Beneficiary (one not designated as a Beneficiary in the election), under the election will not be considered to be a revocation of the election, so long as such substitution or addition does not alter the period over which distributions are to be made under the election directly, or indirectly (for example, by altering the relevant measuring life).

                                  ARTICLE XVI
                                 BENEFICIARIES


16.1        DESIGNATION OF BENEFICIARY

A married Participant's Beneficiary shall be his spouse, unless the Participant designates a person or persons other than his spouse as Beneficiary with his spouse's written consent. A Participant may designate a Beneficiary on the form prescribed by the Administrator. If no Beneficiary has been designated pursuant to the provisions of this Section, or if no Beneficiary survives the Participant and he has no surviving spouse, then the Beneficiary under the Plan shall be the Participant's estate. If a Beneficiary dies after becoming entitled to receive a distribution under the Plan but before distribution is made to him in full, and if no other Beneficiary has been designated to receive the balance of the distribution in that event, the estate of the deceased Beneficiary shall be the Beneficiary as to the balance of the distribution.

16.2        SPOUSAL CONSENT REQUIREMENTS

Any written spousal consent given pursuant to this Article shall acknowledge the effect of the action taken, shall specifically acknowledge any non-spouse Beneficiary designated by the Participant, and shall be witnessed by a Plan representative or a notary public. Such spousal consent shall be valid only with respect to the spouse who signs the consent. Notwithstanding any other provision of the Plan to the contrary, written spousal consent shall not be required if the Participant establishes to the satisfaction of a Plan representative that such consent cannot be obtained because the spouse cannot be located or because of other circumstances set forth in Section 401(a)(11) of the Code and regulations issued thereunder.

                                  ARTICLE XVII
                                 ADMINISTRATION


17.1        AUTHORITY OF THE COMMITTEE

The Committee, which shall be the administrator for purposes of ERISA and the plan administrator for purposes of the Code, shall be responsible for the administration of the Plan and, subject to the limitations set forth in Section 17.5, in addition to the powers and authorities expressly conferred upon it in the Plan, shall have all such powers and authorities as may be necessary to carry out the provisions of the Plan, including the power and authority to interpret and construe the provisions of the Plan, to make benefit determinations, and to resolve any disputes which arise under the Plan. The Committee shall consist of at least three persons appointed from time to time by the Sponsor's board of directors who shall serve at the pleasure of the Sponsor's board of directors. The Committee may employ such attorneys, agents, and accountants as it may deem necessary or advisable to assist in carrying out its duties hereunder. The Committee and each member thereof shall be "named fiduciaries" as that term is defined in Section 402(a)(2) of ERISA. Members of the Committee shall serve without compensation. The Committee may:

(a) allocate any of the powers, authority, or responsibilities for the operation and administration of the Plan, which are retained by it or granted to it by this Article, to the Trustee; and

(b) designate a person or persons other than the Committee to carry out any of such powers, authority, or responsibilities;

except that no power, authority, or responsibility of the Trustee shall be subject to the provisions of paragraph (b) of this Section, and except that no allocation or delegation by the Committee of any of its powers, authority, or responsibilities to the Trustee shall become effective unless such allocation or delegation shall first be accepted by the Trustee in a writing signed by it and delivered to the Committee.

17.2        ACTION OF THE COMMITTEE

Any act authorized, permitted, or required to be taken under the Plan by the Committee and which has not been delegated in accordance with Section 17.1, may be taken by a majority of the members of the Committee, either by vote at a meeting, or in writing without a meeting. All notices, advice, directions, certifications, approvals, and instructions required or authorized to be given by the Committee as under the Plan shall be in writing and signed by a majority of the members of the Committee or by such member or members as may be designated by an instrument in writing, signed by all the members thereof, as having authority to execute such documents on its behalf.

17.3        CLAIMS REVIEW PROCEDURE

Whenever a claim for benefits under the Plan filed by any person (herein referred to as the "Claimant") is denied, whether in whole or in part, the Committee shall transmit a written notice of such decision to the Claimant, which notice shall be written in a manner calculated to be understood by the Claimant and shall contain a statement of the specific reasons for the denial of the claim and a statement advising the Claimant that, within 60 days of the date on which he receives such notice, he may obtain review of such decision in accordance with the procedures hereinafter set forth. Within such 60-day period, the Claimant or his authorized representative may request that the claim denial be reviewed by filing with the Committee a written request therefor, which request shall contain the following information:

(a) the date on which the Claimant's request was filed with the Committee; provided, however, that the date on which the Claimant's request for review was in fact filed with the Committee shall control in the event that the date of the actual filing is later than the date stated by the Claimant pursuant to this paragraph;

(b) the specific portions of the denial of his claim which the Claimant requests the Committee to review;

(c) a statement by the Claimant setting forth the basis upon which he believes the Sponsor should reverse the previous denial of his claim for benefits and accept his claim as made; and

(d) any written material (offered as exhibits) which the Claimant desires the Committee to examine in its consideration of his position as stated pursuant to paragraph (c) of this Section.

Within 60 days of the date determined pursuant to paragraph (a) of this Section, the Committee shall conduct a full and fair review of the decision denying the Claimant's claim for benefits. Within 60 days of the date of such review, the Committee shall render its written decision on review, written in a manner calculated to be understood by the Claimant, specifying the reasons and Plan provisions upon which its decision was based.

17.4        QUALIFIED DOMESTIC RELATIONS ORDERS

The Committee shall establish reasonable procedures to determine the status of domestic relations orders and to administer distributions under domestic relations orders which are deemed to be qualified orders. Such procedures shall be in writing and shall comply with the provisions of Section 414(p) of the Code and regulations issued thereunder.

17.5        RESPONSIBILITIES OF THE SPONSOR, THE COMMITTEE, AND THE TRUSTEE

The Sponsor, the Committee, and the Trustee possess certain specified powers, duties, responsibilities and obligations under the Plan and the Trust Agreement. It is intended under the Plan and the Trust Agreement that each be responsible solely for the proper exercise of its own functions and that each shall not be responsible for any act or failure to act of another, unless otherwise responsible as a breach of its fiduciary duty or for breach of duty by another fiduciary under the rules of co-fiduciary responsibility. In general:

(a) the Sponsor is responsible for appointing and removing the Committee and for amending and terminating the Plan and the Trust Agreement;

(b) the Committee is responsible for administering the Plan, for adopting such rules and regulations as in the opinion of the Committee are necessary or advisable to implement and administer the Plan and to transact its business, for approving and amending the Trust Agreement, and for appointing and removing the Trustee; and

(c) the Trustee is responsible for the management and control of the Plan assets to the extent provided in the Trust Agreement.

The Committee shall periodically review the performance of the Trustee and of all other persons to whom fiduciary duties have been delegated or allocated pursuant to the provisions of the Plan.

17.6        INDEMNIFICATION

The Sponsor agrees to indemnify and reimburse, to the fullest extent permitted by law, members of the Committee and Employees acting for the Sponsor, and all such former members and Employees, for any and all expenses, liabilities, or losses arising out of any act or omission relating to the rendition of services for the management and administration of the Plan, except for any such expenses, liabilities or losses arising out of any such person's or persons' gross negligence or willful misconduct.

17.7        ACTIONS BINDING

Subject to the provisions of Section 17.3, any action taken by the Committee which is authorized, permitted, or required under the Plan shall be final and binding upon the Employers, the Trustee, all persons who have or who claim an interest under the Plan, and all third parties dealing with the Employers or the Trustee.

                                 ARTICLE XVIII
                           AMENDMENT AND TERMINATION


18.1        AMENDMENT

Subject to the provisions of Section 18.2 and Section 18.3, the Sponsor may at any time and from time to time, pursuant to authorization by its board of directors, amend the Plan, either prospectively or retroactively. Any such amendment shall be by written instrument executed by an officer of the Sponsor. Subject to the provisions of Section 18.2 and Section 18.3 any resolution of the Sponsor's board of directors may provide that one or more appropriate officers of the Sponsor shall have the power to amend the Plan in such respects, to such extent, within such parameters, and for so long as authorized by the board in such resolution (and not rescinded or modified by a subsequent resolution of the board). Notwithstanding the foregoing provisions of this Section, one or more appropriate officers of the Sponsor shall have the power to amend the Plan for any of the following purposes: (i) to make any amendments to the Plan necessary or appropriate in order to retain the qualification of the Plan and exemption of the Trust under Sections 401(a) and 501(a), respectively, of the Code; (ii) to make any technical, administrative, or clerical amendments to the Plan as such officer or officers in their discretion deem necessary or appropriate; or (iii) to make any change to the Plan that will not substantially increase the cost to the Sponsor of maintaining the Plan.

18.2        LIMITATION ON AMENDMENT

The Sponsor shall make no amendment to the Plan which shall decrease the accrued benefit of any Participant or Beneficiary, except that nothing contained herein shall restrict the right to amend the provisions of the Plan relating to the administration of the Plan and Trust. Moreover, no such amendment shall be made hereunder which shall permit any part of the Trust to revert to an Employer or any Related Company or be used or be diverted to purposes other than the exclusive benefit of Participants and Beneficiaries.

18.3        TERMINATION

The Sponsor reserves the right, by action of its board of directors, to terminate the Plan as to all Employers at any time (the effective date of such termination being hereinafter referred to as the "termination date"). Upon any such termination of the Plan, the following actions shall be taken for the benefit of Participants and Beneficiaries:

(a) All Separate Accounts shall be disposed of to or for the benefit of each Participant or Beneficiary in accordance with the provisions of Article XIV as if the termination date were his Settlement Date; provided, however, that notwithstanding the provisions of Article XIV, if the Plan does not offer an annuity option and if neither his Employer nor a Related Company establishes or maintains another defined contribution plan (other than an employee stock ownership plan as defined in Section 4975(e)(7) of the Code), the Participant's written consent to the commencement of distribution shall not be required regardless of the value of the vested portions of his Separate Account.

(b) Notwithstanding the provisions of paragraph (a) of this Section, no distribution shall be made to a Participant of any portion of the balance of his Tax-Deferred Contributions Sub-Account or his Employer Contributions Sub-Account prior to his separation from service (other than a distribution made in accordance with Article XII or required in accordance with Section 401(a)(9) of the Code) unless (i) neither his Employer nor a Related Company establishes or maintains another defined contribution plan (other than an employee stock ownership plan as defined in Section 4975(e)(7) of the Code, a tax credit employee stock ownership plan as defined in
            Section 409 of the Code, or a simplified employee pension as defined in Section 408(k) of the Code) either at the time the plan is terminated or at any time during the period ending 12 months after distribution of all assets from the Plan; provided, however, that this provision shall not apply if fewer than two percent of the Eligible Employees under the Plan were eligible to participate at any time in such other defined contribution plan during the 24-month period beginning 12 months before the Plan termination, and (ii) the distribution the Participant receives is a "lump sum distribution" as defined in Section 402(e)(4) of the Code, without regard to clauses (i), (ii), (iii), and (iv) of sub-paragraph (A), sub-paragraph (B), or sub-paragraph (H) thereof.

18.4        REORGANIZATION

The merger, consolidation, or liquidation of any Employer with or into any other Employer or a Related Company shall not constitute a termination of the Plan as to such Employer.

18.5        WITHDRAWAL OF AN EMPLOYER

An Employer other than the Sponsor may withdraw from the Plan at any time upon notice in writing to the Administrator (the effective date of such withdrawal being hereinafter referred to as the "withdrawal date"), and shall thereupon cease to be an Employer for all purposes of the Plan. An Employer shall be deemed automatically to withdraw from the Plan in the event of its complete discontinuance of contributions, or, subject to Section 18.4 and unless the Sponsor otherwise directs, it ceases to be a Related Company of the Sponsor or any other Employer. The withdrawal of an Employer shall be treated as a termination of the Plan with respect to Participants who at the time are employed by such Employer. In the event of any such withdrawal of an Employer, the action specified in Section 18.3 shall be taken as of the withdrawal date, as on a termination of the Plan, but with respect only to Participants who are employed solely by the withdrawing Employer, and who, upon such withdrawal, are neither transferred to nor continued in employment with any other Employer or a Related Company. The interest of any Participant employed by the withdrawing Employer who is transferred to or continues in employment with any other Employer or a Related Company, and the interest of any Participant employed solely by an Employer or a Related Company other than the withdrawing Employer, shall remain unaffected by such withdrawal; no adjustment to his Separate Accounts shall be made by reason of the withdrawal; and he shall continue as a Participant hereunder subject to the remaining provisions of the Plan.

                                  ARTICLE XIX
                           ADOPTION BY OTHER ENTITIES


19.1        ADOPTION BY RELATED COMPANIES

A Related Company that is not an Employer may, with the consent of the Sponsor, adopt the Plan and become an Employer hereunder by causing an appropriate written instrument evidencing such adoption to be executed pursuant to the authority of its board of directors. Any such instrument shall specify the effective date of the adoption.

19.2        EFFECTIVE PLAN PROVISIONS

An Employer who adopts the Plan shall be bound by the provisions of the Plan as in effect at the time of the adoption and as subsequently in effect because of any amendment to the Plan.

                                   ARTICLE XX
                            MISCELLANEOUS PROVISIONS


20.1        NO COMMITMENT AS TO EMPLOYMENT

Nothing contained herein shall be construed as a commitment or agreement upon the part of any person to continue his employment with an Employer or Related Company, or as a commitment on the part of any Employer or Related Company to continue the employment, compensation, or benefits of any person for any period.

20.2        BENEFITS

Nothing in the Plan nor the Trust Agreement shall be construed to confer any right or claim upon any person, firm, or corporation other than the Employers, the Trustee, Participants, and Beneficiaries.

20.3        NO GUARANTEES

The Employers, the Administrator, and the Trustee do not guarantee the Trust from loss or depreciation, nor do they guarantee the payment of any amount which may become due to any person hereunder.

20.4        EXPENSES

The expenses of administration of the Plan, including the expenses of the Administrator and fees of the Trustee, shall be paid from the Trust, unless the Sponsor or an Employer elects to make payment. Administrative expenses that are allocable to the Separate Account of a specific Participant may, as determined by the Administrator, be paid from that Separate Account, unless the Sponsor or an Employer elects to make payment.

20.5        PRECEDENT

Except as otherwise specifically provided, no action taken in accordance with the Plan shall be construed or relied upon as a precedent for similar action under similar circumstances.

20.6        DUTY TO FURNISH INFORMATION

The Employers, the Administrator, and the Trustee shall furnish to any of the others any documents, reports, returns, statements, or other information that the other reasonably deems necessary to perform its duties hereunder or otherwise imposed by law.

20.7        WITHHOLDING

The Trustee shall withhold any tax which by any present or future law is required to be withheld, and which the Administrator notifies the Trustee in writing is to be so withheld, from any payment to any Participant or Beneficiary hereunder.

20.8        MERGER, CONSOLIDATION, OR TRANSFER OF PLAN ASSETS

The Plan shall not be merged or consolidated with any other plan, nor shall any of its assets or liabilities be transferred to another plan, unless, immediately after such merger, consolidation, or transfer of assets or liabilities, each Participant in the Plan would receive a benefit under the Plan which is at least equal to the benefit he would have received immediately prior to such merger, consolidation, or transfer of assets or liabilities (assuming in each instance that the Plan had then terminated).

20.9        CONDITION ON EMPLOYER CONTRIBUTIONS

Notwithstanding anything to the contrary contained in the Plan or the Trust Agreement, any contribution of an Employer hereunder is conditioned upon the continued qualification of the Plan under Section 401(a) of the Code, the exempt status of the Trust under Section 501(a) of the Code, and the deductibility of the contribution under Section 404 of the Code. Except as otherwise provided in this Section and Section 20.10, however, in no event shall any portion of the property of the Trust ever revert to or otherwise inure to the benefit of an Employer or any Related Company.

20.10       RETURN OF CONTRIBUTIONS TO AN EMPLOYER

Notwithstanding any other provision of the Plan or the Trust Agreement to the contrary, in the event any contribution of an Employer made hereunder:

(a)         is made under a mistake of fact, or

(b)         is disallowed as a deduction under Section 404 of the Code,

such contribution may be returned to the Employer within one year after the payment of the contribution or the disallowance of the deduction to the extent disallowed, whichever is applicable. In the event the Plan does not initially qualify under Section 401(a) of the Code, any contribution of an Employer made hereunder may be returned to the Employer within one year of the date of denial of the initial qualification of the Plan, but only if an application for determination was made within the period of time prescribed under Section 403(c)(2)(B) of ERISA.

20.11       VALIDITY OF PLAN

The validity of the Plan shall be determined and the Plan shall be construed and interpreted in accordance with the laws of the State of Ohio, except as preempted by applicable federal law. The invalidity or illegality of any provision of the Plan shall not affect the legality or validity of any other part thereof.

20.12       TRUST AGREEMENT

The Trust Agreement and the Trust maintained thereunder shall be deemed to be a part of the Plan as if fully set forth herein and the provisions of the Trust Agreement are hereby incorporated by reference into the Plan.

20.13       PARTIES BOUND

The Plan shall be binding upon the Employers, all Participants and Beneficiaries hereunder, and, as the case may be, the heirs, executors, administrators, successors, and assigns of each of them.

20.14       APPLICATION OF CERTAIN PLAN PROVISIONS

For purposes of the general administrative provisions and limitations of the Plan, a Participant's Beneficiary shall be treated as any other person entitled to receive benefits under the Plan. Upon any termination of the Plan, any such Beneficiary who has an interest under the Plan at the time of such termination, which does not cease by reason thereof, shall be deemed to be a Participant for all purposes of the Plan.

20.15       LEASED EMPLOYEES

Any leased employee, other than an excludable leased employee, shall be treated as an Employee for all purposes of the Plan with respect to the provisions of Sections 401(a)(3), (4), (7), and (16), and 408(k), 410, 411, 415, and 416 of
the Code; provided, however, that no leased employee shall accrue a benefit hereunder based on service as a leased employee. A "leased employee" means any person who performs services for an Employer or a Related Company (the "recipient") (other than an employee of the recipient) pursuant to an agreement between the recipient and any other person (the "leasing organization") on a substantially full-time basis for a period of at least one year, provided that such services are of a type historically performed, in the business field of the recipient, by employees. An "excludable leased employee" means any leased employee of the recipient who is covered by a money purchase pension plan maintained by the leasing organization which provides for (i) a nonintegrated employer contribution on behalf of each participant in the plan equal to at least ten percent of compensation, (ii) full and immediate vesting, and (iii) immediate participation by employees of the leasing organization (other than employees who perform substantially all of their services for the leasing organization or whose compensation from the leasing organization in each plan year during the four-year period ending with the plan year is less than $1,000); provided, however, that leased employees do not constitute more than 20 percent of the recipient's nonhighly compensated work force. For purposes of this Section, contributions or benefits provided to a leased employee by the leasing organization that are attributable to services performed for the recipient shall be treated as provided by the recipient.

20.16       TRANSFERRED FUNDS

If funds from another qualified plan are transferred or merged into the Plan, such funds shall be held and administered in accordance with any restrictions applicable to them under such other plan to the extent required by law and shall be accounted for separately to the extent necessary to accomplish the foregoing.

20.17 SPECIAL PROVISIONS REGARDING EMPLOYEES COVERED BY COLLECTIVE BARGAINING AGREEMENT

If necessary or appropriate to accommodate extension of the Plan to Employees covered by a collective bargaining agreement, a Schedule setting forth special over-riding provisions applicable to such Employees may be added to the Plan. Such schedule shall control in the event of conflict with any other provision of the Plan.

20.18       FORFEITURES

Any forfeiture under the Plan shall be applied to offset Employer
Contributions.

                                  ARTICLE XXI
                              TOP-HEAVY PROVISIONS


21.1        DEFINITIONS

For purposes of this Article, the following terms have the following meanings.

(a)         The "compensation" of an Employee means compensation as defined in
            Section 415 of the Code and regulations issued thereunder. In no event, however, shall the compensation of a Participant taken into account under the Plan for any Plan Year exceed (1) $200,000 for Plan Years beginning prior to January 1, 1994, or (2) $150,000 for Plan Years beginning on or after January 1, 1994 (both subject to adjustment annually as provided in Section 401(a)(17)(B) and
            Section 415(d) of the Code; provided, however, that the dollar increase in effect on January 1 of any calendar year is effective for Plan Years beginning in such calendar year). If the compensation of a Participant is determined over a period of time that contains fewer than 12 calendar months, then the annual compensation limitation described above shall be adjusted with respect to that Participant by multiplying the annual compensation limitation in effect for the Plan Year by a fraction the numerator of which is the number of full months in the period and the denominator of which is 12; provided, however, that no proration is required for a Participant who is covered under the Plan for less than one full Plan Year if the formula for allocations is based on Compensation for a period of at least 12 months. In determining the compensation, for purposes of applying the annual compensation limitation described above, of a Participant who is a five percent owner or one of the ten Highly Compensated Employees receiving the greatest compensation for the Plan Year, the compensation of the Participant's spouse and of his lineal descendants who have not attained age 19 as of the close of the Plan Year shall be included as compensation of the Participant for the Plan Year. If as a result of applying the family aggregation rule described in the preceding sentence the annual compensation limitation would be exceeded, the limitation shall be prorated among the affected family members in proportion to each member's compensation as determined prior to application of the family aggregation rules.

(b) The "determination date" with respect to any Plan Year means the last day of the preceding Plan Year, except that the determination date with respect to the first Plan Year of the Plan, shall mean the last day of such Plan Year.

(c) A "key employee" means any Employee or former Employee who is a key employee pursuant to the provisions of Section 416(i)(1) of the Code and any Beneficiary of such Employee or former Employee.

(d)         A "non-key employee" means any Employee who is not a key employee.

(e) A "permissive aggregation group" means those plans included in each Employer's required aggregation group together with any other plan or plans of the Employer, so long as the entire group of plans would continue to meet the requirements of Sections 401(a)(4) and 410 of the Code.

(f) A "required aggregation group" means the group of tax-qualified plans maintained by an Employer or a Related Company consisting of each plan in which a key employee participates and each other plan that enables a plan in which a key employee participates to meet the requirements of Section 401(a)(4) or Section 410 of the Code, including any plan that terminated within the five-year period ending on the relevant determination date.

(g) A "super top-heavy group" with respect to a particular Plan Year means a required or permissive aggregation group that, as of the determination date, would qualify as a top-heavy group under the definition in paragraph (i) of this Section with "90 percent" substituted for "60 percent" each place where "60 percent" appears in the definition.

(h) A "super top-heavy plan" with respect to a particular Plan Year means a plan that, as of the determination date, would qualify as a top-heavy plan under the definition in paragraph (j) of this Section with "90 percent" substituted for "60 percent" each place where "60 percent"appears in the definition. A plan is also a "super top-heavy plan" if it is part of a super top-heavy group.

(i) A "top-heavy group" with respect to a particular Plan Year means a required or permissive aggregation group if the sum, as of the determination date, of the present value of the cumulative accrued benefits for key employees under all defined benefit plans included in such group and the aggregate of the account balances of key employees under all defined contribution plans included in such group exceeds 60 percent of a similar sum determined for all employees covered by the plans included in such group.

(j)         A "top-heavy plan" with respect to a particular Plan Year means
            (i), in the case of a defined contribution plan (including any simplified employee pension plan), a plan for which, as of the determination date, the aggregate of the accounts (within the meaning of Section 416(g) of the Code and the regulations and rulings thereunder) of key employees exceeds 60 percent of the aggregate of the accounts of all participants under the plan, with the accounts valued as of the relevant valuation date and increased for any distribution of an account balance made in the five-year period ending on the determination date, (ii), in the case of a defined benefit plan, a plan for which, as of the determination date, the present value of the cumulative accrued benefits payable under the plan (within the meaning of Section 416(g) of the Code and the regulations and rulings thereunder) to key employees exceeds 60 percent of the present value of the cumulative accrued benefits under the plan for all employees, with the present value of accrued benefits to be determined under the accrual method uniformly used under all plans maintained by an Employer or, if no such method exists, under the slowest accrual method permitted under the fractional accrual rate of Section 411(b)(1)(C) of the Code and including the present value of any part of any accrued benefits distributed in the five-year period ending on the determination date, and (iii) any plan (including any simplified employee pension plan) included in a required aggregation group that is a top-heavy group. For purposes of this paragraph, the accounts and accrued benefits of any Employee who has not performed services for an Employer or a Related Company during the five-year period ending on the determination date shall be disregarded. For purposes of this paragraph, the present value of cumulative accrued benefits under a defined benefit plan for purposes of top-heavy determinations shall be calculated using the actuarial assumptions otherwise employed under such plan, except that the same actuarial assumptions shall be used for all plans within a required or permissive aggregation group. A Participant's interest in the Plan attributable to any Rollover Contributions, except Rollover Contributions made from a plan maintained by an Employer or a Related Company, shall not be considered in determining whether the plan is top-heavy. Notwithstanding the foregoing, if a plan is included in a required or permissive aggregation group that is not a top-heavy group, such plan shall not be a top-heavy plan.

(k) The "valuation date" with respect to any determination date means the most recent Valuation Date occurring within the 12-month period ending on the determination date.

21.2        APPLICABILITY

Notwithstanding any other provision of the Plan to the contrary, the provisions of this Article shall be applicable during any Plan Year in which the Plan is determined to be a top-heavy plan as hereinafter defined.

21.3        MINIMUM EMPLOYER CONTRIBUTION

If the Plan is determined to be a top-heavy plan, the Employer Contributions allocated to the Separate Account of each non-key employee who is an Eligible Employee and who is employed by an Employer or a Related Company on the last day of such top-heavy Plan Year shall be no less than the lesser of (i) three percent of his compensation or (ii) the largest percentage of compensation that is allocated as an Employer Contribution and/or Tax-Deferred Contribution for such Plan Year to the Separate Account of any key employee; except that, in the event the Plan is part of a required aggregation group, and the Plan enables a defined benefit plan included in such group to meet the requirements of Section 401(a)(4) or 410 of the Code, the minimum allocation of Employer Contributions to each such non-key employee shall be three percent of the compensation of such non-key employee. Any minimum allocation to a non-key employee required by this Section shall be made without regard to any social security contribution made on behalf of the non-key employee, his number of hours of service, his level of compensation, or whether he declined to make elective or mandatory contributions. Notwithstanding the minimum top-heavy allocation requirements of this Section, if the Plan is a top-heavy plan, each non-key employee who is an Eligible Employee and who is employed by an Employer or a Related Company on the last day of a top-heavy Plan Year and who is also covered under a top-heavy defined benefit plan maintained by an Employer or a Related Company will receive the top-heavy benefits provided under the defined benefit plan in lieu of the minimum top-heavy allocation under the Plan.

21.4        ADJUSTMENTS TO SECTION 415 LIMITATIONS

If the Plan is determined to be a top-heavy plan and an Employer maintains a defined benefit plan covering some or all of the Employees that are covered by the Plan, the defined benefit plan fraction and the defined contribution plan fraction, described in Article VI, shall be determined as provided in Section 415 of the Code by substituting "1.0" for "1.25" each place where "1.25" appears, except that such substitutions shall not be applied to the Plan if (i) the Plan is not a super top-heavy plan, (ii) the Employer Contribution for such top-heavy Plan Year for each non-key employee who is to receive a minimum top-heavy benefit hereunder is not less than four percent of such non-key employee's compensation, and (iii) the minimum annual retirement benefit accrued by a non-key employee who participates under one or more defined benefit plans of an Employer or a Related Company for such top-heavy Plan Year is not less than the lesser of three percent times years of service with an Employer or a Related Company or thirty percent.

21.5        ACCELERATED VESTING

If the Plan is determined to be a top-heavy plan, a Participant's vested interest in his Employer Contributions Sub-Account shall be determined no less rapidly than in accordance with the following vesting schedule:

            Years of Vesting Service            Vested Interest
            ------------------------            ---------------
                   0 or more                          100%

                                  ARTICLE XXII
                     ROLLOVERS TO ELIGIBLE RETIREMENT PLANS


22.1        ROLLOVER REQUIREMENTS

Notwithstanding any provision of the Plan to the contrary, a distributee may elect, at the time and in the manner prescribed by the plan administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

22.2        DEFINITIONS

(a) Eligible rollover distribution: An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to Employer securities).

(b) Eligible retirement plan: An eligible retirement plan is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

(c) Distributee: A distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

(d) Direct rollover: A direct rollover is a payment by the Plan to the eligible retirement plan specified by the distributee.

                                 ARTICLE XXIII

                 MERGER INTO THE PLAN OF THE ARNOLD CORPORATION
                      PRINTED COMMUNICATIONS FOR BUSINESS
                                  SAVINGS PLAN

23.1.       MERGER

Effective as of the close of October 1, 1988, The Arnold Corporation Printed Communications For Business Savings Plan (the "Arnold Plan") was merged into and made part of the Plan, and the trust fund maintained in connection with the Arnold Plan was merged into and made part of the Trust. The assets of the trust for the Arnold Plan were added to the assets of the Trust Fund to be disposed of under the terms, conditions, and provisions of the Plan and the Trust Agreement. On and after October 1, 1988, except as otherwise expressly provided in this Article XXIII, the general provisions of the Plan shall govern with respect to the interests under the Arnold Plan of all persons.

23.2.       ACCOUNTS

As of October 1, 1988, a Separate Account and Sub-Accounts were established in accordance with the provisions of Sections 6.4 and 6.5 in the name of each person who as of October 1, 1988 was a participant or beneficiary with an interest under the Arnold Plan. In addition to any credits or debits to the Separate Account and Sub-Accounts of the persons described in the immediately preceding sentence on or after October 1, 1988 in accordance with the Plan's general provisions, as of the date the assets of the trust fund for the Arnold Plan were received by the Trustee and deposited in the Trust there were credited to such Separate Account and Sub-Accounts the value of such person's prior account of the corresponding type under the Arnold Plan as certified to the Committee by the plan administrator of the Arnold Plan; provided, however, that loans described in the last sentence of this Section 23.2 became an earmarked investment of the applicable Sub-Account. Such Separate Account and Sub-Accounts are invested in the Investment Funds in accordance with Article IX and any rules, regulations, and procedures established by the Committee regarding the investment of such Separate Account and Sub-Accounts. Loans outstanding under the Arnold Plan as of October 1, 1988 became loans under the Plan and are governed by the general provisions of the Plan regarding loans; provided, however, that such loans shall continue to be repaid under the Plan in accordance with the general terms on which made under the Arnold Plan.

23.3.       OVERRIDING PROVISIONS

The provisions of this Article XXIII shall apply notwithstanding any other provision hereof to the contrary.

                                  ARTICLE XXIV

            MERGER INTO THE PLAN OF CERTAIN LIFE INSURANCE POLICIES
                      HELD UNDER THE NORICK BROTHERS, INC.
                    SECTION 401(K) SALARY REDUCTION PLAN AND
                 ADOPTION OF THE PLAN BY NORICK BROTHERS, INC.

24.1.       MERGER

Effective as of the close of business on August 31, 1992, that portion of the Norick Brothers, Inc. Section 401(k) Salary Reduction Plan (the "Norick Plan") constituting life insurance policies on the lives of participants in the Norick Plan who are employees of Norick Brothers, Inc. or an Employer on September 1, 1992 was merged into and made a part of the Plan, and the ownership of and beneficial interest in such life insurance policies (the "Contracts") was transferred from the trustee of the Norick Plan to the Trustee. On and after September 1, 1992, except as otherwise expressly provided in this Article XXIV, the general provisions of the Plan shall govern with respect to such transferred Contracts, including, without limitation, the provisions of Article VIII, to the extent not inconsistent with any provision of the Norick Plan that may not be eliminated under Section 411(d)(6) of the Code.

24.2.       ADJUSTMENTS TO LIMITATIONS UNDER SECTION 415 OF THE CODE

Notwithstanding the provisions of Section 6.9 hereof, the annual addition and "defined contribution plan fraction" with respect to any Participant who was also a participant in the Norick Plan shall be adjusted as hereinafter provided with respect to the limitation year of the Plan differing from the limitation year of the Norick Plan.

(a) For any limitation year of this Plan in which a Participant is credited with an Annual Addition under this Plan and another plan of an Employer or a Related Company, the annual addition taken into account shall be the annual addition allocated to an account of the Participant under any plan of an Employer or a Related Company (regardless of the limitation year of such plan) as of any date within such limitation year.

(b) The "defined contribution plan fraction" shall be computed in accordance with this Subsection.

          (1)     The limitation periods included in the computation shall be --

                    (A)      any full limitation year of a plan if

                             (i) the Participant's account in that plan is deemed credited with an annual addition as of any date within the limitation year, and

                             (ii) no annual addition is deemed credited to an account of the Participant under another plan of an Employer or a Related Company in a limitation year having any days in common with the limitation year,

                    (B) any full limitation year of any plan of an Employer or a Related Company which does not include a day of any other full limitation year in this Subsection, and

                    (C) any partial limitation year covering a period not included in (A) or (B) above, where such partial years begin on the first day of the limitation year of one plan in which the Participant is (or was) a participant and end on the day before the first day of the next beginning limitation year of a plan in which the Participant is (or was) a participant of such one plan.

                             (2) For any limitation period, the numerator of the defined contribution plan fraction shall be the annual addition to the Participant's accounts as of any date on or before the close of such limitation period, and the denominator shall be the maximum annual addition for such limitation periods.

(c) The maximum annual addition with respect to a limitation year or limitation period shall be based on the compensation paid or made available to a Participant within such limitation year or limitation period. The dollar limitation with respect to a limitation period shall be the product of (1) the dollar limitation for the calendar year in which the limitation period ends and
(2) the fraction whose numerator is the number of months (including fractions) in the limitation period and whose denominator is 12.

24.3.       OVERRIDING PROVISIONS

The provisions of this Article 24 shall apply notwithstanding any other provision hereof to the contrary.

                                  ARTICLE XXV

               MERGER INTO THE PLAN OF THE NORICK BROTHERS, INC.
                      SECTION 401(K) SALARY REDUCTION PLAN

25.1.       MERGER

Effective as of the close of business on February 28, 1993, the Norick Brothers, Inc. Section 401(k) Salary Reduction Plan (the "Norick Plan") was merged into and made a part of the Plan, and the trust fund maintained in connection with the Norick Plan was added to the assets of the Trust to be disposed of under the terms, conditions, and provisions of the Plan and the Trust Agreement. On and after March 1, 1993, except as otherwise expressly provided in this Article XXV, the general provisions of the Plan shall govern with respect to the interests under the Norick Plan of all persons, to the extent not inconsistent with any provision of the Norick Plan that may not be eliminated under Section 411(d)(6) of the Code.

25.2.       ACCOUNTS

As of March 1, 1993, a Separate Account and Sub-Accounts were established in accordance with the provisions of Sections 6.4 and 6.5 in the name of each person who as of the close of business on February 28, 1993 was a participant or beneficiary with an interest under the Norick Plan. In addition to any credits or debits to the Separate Account and Sub-Accounts of the persons described in the immediately preceding sentence on or after March 1, 1993 in accordance with the Plan's general provisions, as of the date the assets of the trust fund for the Norick Plan were received by the Trustee and deposited in the Trust there were credited to such Separate Account and Sub-Accounts the value of such person's prior account of the corresponding type and any additional types of accounts under the Norick Plan as certified to the Committee by the plan administrator of the Norick Plan. Such Separate Account and Sub-Accounts shall be invested in the Investment Funds in accordance with
Article IX and any rules, regulations, and procedures established by the Committee regarding the investment of such Separate Account and Sub-Accounts.

25.3.       OVERRIDING PROVISIONS

The provisions of this Article XXV shall apply notwithstanding any other provision hereof the contrary.

                                  ARTICLE XXVI

                 MERGER INTO THE PLAN OF THE COIN SYSTEMS, INC.
                              PROFIT SHARING PLAN

26.1.       MERGER

Effective as of the close of business on December 31, 1993, the Coin Systems, Inc. Profit Sharing Plan (the "Coin Plan") was merged into and made a part of the Plan, and the trust fund maintained in connection with the Coin Plan was added to the assets of the Trust to be disposed of under the terms, conditions and provisions of the Plan and the Trust Agreement. On and after January 1, 1994, except as otherwise expressly provided in this Article XXVI, the general provisions of the Plan shall govern with respect to the interests under the Coin Plan of all persons, to the extent not inconsistent with any provision of the Coin Plan that may not be eliminated under Section 411(d)(6) of the Code.

26.2.       ACCOUNTS

As of January 1, 1994, a Separate Account and Sub-Accounts were established in accordance with the provisions of Sections 6.4 and 6.5 in the name of each person who as of the close of business on December 31, 1993 was a participant or beneficiary with an interest under the Coin Plan. In addition to any credits or debits to the Separate Account or Sub-Accounts of the persons described in the immediately preceding sentence on or after January 1, 1994 in accordance with the Plan's general provisions, as of the date the assets of the trust fund for the Coin Plan were received by the Trustee and deposited in the Trust there were credited to each such Separate Account or Sub-Accounts the value of such person's prior account of the corresponding type under the Coin Plan as certified to the Committee by the plan administrator of the Coin Plan. Such Accounts shall be invested under the Investment Options in accordance with
Article IX and any rules, regulations and procedures established by the Committee regarding the investment of such Separate Account or Sub-Accounts.

26.3.       ADJUSTMENTS TO LIMITATIONS UNDER SECTION 415 OF THE CODE

Notwithstanding the provisions of Section 6.9 hereof, the annual addition and "defined contribution plan fraction" with respect to any Participant who was also a participant in the Coin Plan shall be adjusted as hereinafter provided with respect to the limitation year of the Plan differing from the limitation year of the Coin Plan.

(a) For any limitation year of this Plan in which a Participant is credited with an annual addition under this Plan and another plan of an Employer or a Related Company, the annual addition taken into account shall be the annual addition allocated to an account of the Participant under any plan of an Employer or a Related Company (regardless of the limitation year of such plan) as of any date within such limitation year.

(b) The "defined contribution plan fraction" shall be computed in accordance with this Subsection.

           (1)     The limitation periods included in the computation shall be -

                    (A)      any full limitation year of a plan if

                             (i) the Participant's account in that plan is deemed credited with an annual addition as of any date within the limitation year, and

                             (ii) no annual addition is deemed credited to an account of the Participant under another plan of an Employer or a Related Company in a limitation year having any days in common with the limitation year,

                    (B) any full limitation year of any plan of an Employer or a Related Company which does not include a day of any other full limitation year in this Subsection, and

                    (C) any partial limitation year covering a period not included in (A) or (B) above, where such partial years begin on the first day of the limitation year of one plan in which the Participant is (or was) a participant and end on the day before the first day of the next beginning limitation year of a plan in which the Participant is (or was) a participant of such one plan.

                    (2) For any limitation period, the numerator of the defined contribution plan fraction shall be the annual addition to the Participant's accounts as of any date on or before the close of such limitation period, and the denominator shall be the maximum annual addition for such limitation periods.

(c) The maximum annual addition with respect to a limitation year or limitation period shall be based on the compensation paid or made available to a Participant within such limitation year or limitation period. The dollar limitation with respect to a limitation period shall be the product of (1) the dollar limitation for the calendar year in which the limitation period ends and
(2) the fraction whose numerator is the number of months (including fractions) in the limitation period and whose denominator is 12.

26.4.       OVERRIDING PROVISIONS

The provisions of this Article XXVI shall apply notwithstanding any other provision hereof to the contrary.

                                 ARTICLE XXVII

                          MERGER INTO THE PLAN OF THE
                      MCS-ONE TOUCH 401(K) RETIREMENT PLAN

27.1.       MERGER

Effective as of the close of business on September 30, 1994, the MCS-One Touch 401(k) Retirement Plan (the "MCS Plan") shall be merged into and made a part of the Plan, and the trust fund maintained in connection with the MCS Plan shall be added to the assets of the Trust to be disposed of under the terms, conditions and provisions of the Plan and the Trust Agreement. On and after September 30, 1994, except as otherwise expressly provided in this Article XXVII, the general provisions of the Plan shall govern with respect to the interests under the MCS Plan of all persons, to the extent not inconsistent with any provision of the MCS Plan that may not be eliminated under Section 411(d)(6) of the Code.

27.2.       ACCOUNTS

As of September 30, 1994, Separate Account and Sub-Accounts shall be established in accordance with the provisions of Sections 6.4 and 6.5 in the name of each person who as of the close of business on May 9, 1994, was a participant or beneficiary with an interest under the MCS Plan. In addition to any credits or debits to the Separate Account and Sub-Accounts of the persons described in the immediately preceding sentence on or after September 30, 1994, in accordance with the Plan's general provisions, as of the date the assets of the trust fund for the MCS Plan are received by the Trustee and deposited in the Trust there shall be credited to each such Separate Account and Sub-Accounts the value of such person's prior account of the corresponding type under the MCS Plan as certified to the Committee by the plan administrator of the MCS Plan. Such Separate Account and Sub-Accounts shall be invested under the Investment Funds in accordance with Article IX and any rules, regulations and procedures established by the Committee regarding the investment of such Separate Account and Sub-Accounts.

27.3.       OVERRIDING PROVISIONS

The provisions of this Article XXVII shall apply notwithstanding any other provision hereof to the contrary.

                                 ARTICLE XXVIII
                                 EFFECTIVE DATE


28.1        EFFECTIVE DATE OF AMENDMENT AND RESTATEMENT

Except as otherwise provided in the Plan, this amendment and restatement is effective beginning January 1, 1994, and in no event shall this amendment and restatement have any effect on contributions made to the Plan or any predecessor plan with respect to any Plan Year or other period ending before January 1, 1994, except as otherwise required by any provision of this Article XXVIII below.

Unless otherwise specifically provided by the terms of the Plan, this amendment and restatement is effective with respect to each change made to satisfy the provisions of (i) the Tax Reform Act of 1986 ("TRA '86"), (ii) any other change in the Code or ERISA, or (iii) regulations, rulings, or other published guidance issued under the Code, ERISA, or TRA '86, the first day of the first period (which may or may not be the first day of a Plan Year) with respect to which such change became required because of such provision (including any day that became such as a result of an election or waiver by an Employee or a waiver or exemption issued under the Code, ERISA, or TRA '86), and to the extent required with respect to any predecessor plan, but, unless otherwise specifically indicated, with respect only to employees who retire, die, or otherwise terminate their employment on or after said date, including, but not limited to, the following:

(a) the following changes are effective for Plan Years beginning after 12/31/86, unless a delayed effective date applies because the Plan is collectively-bargained or because of an applicable exemption or waiver:

                        (1) the addition in Article I of the Plan of a defined term "Highly Compensated Employee", changes to the 401(k) discrimination test in Article VI of the Plan, addition of the 401(m) discrimination test in Article VI of the Plan, addition of the aggregate deferral limit under Section 402(g) of the Code in Article VI of the Plan, and compliance with the 414(s) compensation definition requirements in Article VI of the Plan;

                        (2) changes in the definition of "leased employee" in Section 20.16 of the Plan to reflect changes in the safe harbor exclusion;

                        (3)         changes in the top-heavy provisions of
                                    Article XXI of the Plan, if applicable, to provide for ratable accrual; and

                        (4) changes in the loan provisions of Article XI of the Plan, if applicable, to reflect new dollar limitations, repayment requirements, and restrictions applicable to Highly Compensated Employees under
                                    Section 72(p) of the Code.

            (b) Changes in the 415 limitations in Article VI of the Plan are effective for limitation years beginning after 12/31/86, unless a delayed effective date applies because the Plan is collectively-bargained or because of an applicable waiver or exemption.

            (c) Changes required to provide that allocations shall not be decreased or discontinued because of attainment of any age, if any, are effective for Plan Years beginning after 12/31/87, unless a delayed effective date applies because the Plan is collectively-bargained or because of an applicable waiver or exemption.

            (d) The following changes are effective for Plan Years beginning after 12/31/88, unless a delayed effective date applies because the Plan is collectively-bargained or because of an applicable waiver or exemption:

                        (1) the addition of the $200,000 compensation limitation in the definition of "Compensation" in Article I of the Plan, "test compensation" in Article VI of the Plan, and "compensation" in Article XXI of the Plan; and

                        (2) age 70 1/2 in service distribution requirements and incidental death benefit rules under Section 401(a)(9) of the Code in Articles XIV and XV of the Plan.

Notwithstanding the foregoing and subject to applicable law, with respect to Plan Years beginning after 12/31/86 and before the date of this restatement of the Plan, the Sponsor may elect to operate the Plan in accordance with any transitional rule published by the Internal Revenue Service or a reasonable, good faith interpretation of TRA' 86 and related applicable law, in which event such transitional rule or good faith interpretation shall prevail over the provisions in this restatement of the Plan with respect to such Plan Year.



                        *               *              *


            EXECUTED AT Dayton, Ohio, this 22nd day of December, 1994.


                                        THE REYNOLDS AND REYNOLDS COMPANY


                                        By: _________________________________
                                        Title: General Counsel & Secretary

                                  SCHEDULE TO
                       THE REYNOLDS AND REYNOLDS COMPANY
                              401(K) SAVINGS PLAN
                        REGARDING EMPLOYEES COVERED BY A
                        COLLECTIVE BARGAINING AGREEMENT

                             PART 1 - APPLICABILITY

Pursuant to Section 20.17 of the Plan, the provisions of this Schedule shall apply notwithstanding any other provision of the Plan to the contrary. The special overriding provisions specified in Part 2 of this Schedule shall apply with respect to Employees who are covered by a collective bargaining agreement between an Employer and:

            The Graphic Communications Union, Local No. 754-S, Subordinate to The Graphic Communications International Union;

            The Graphic Communications International Union, Local 508 OKI, AFL/CIO; or

            International Union, United Automobile, Aerospace and Agricultural Implement Workers of America, UAW, and Its Local Union No. 2295.

and the corresponding provisions set forth in the body of the Plan shall not apply with respect to such Employees.

                     PART 2 - SPECIAL OVERRIDING PROVISIONS

SECTION 5.5.  MATCHING CONTRIBUTIONS

Each Employer shall make a matching contribution to the Plan for the Contribution Period in an amount equal to 20 percent of the "eligible Tax-Deferred Contributions" made on behalf of each such Eligible Employee for the Contribution Period. For purposes of this Section and Section 5.6, "eligible Tax-Deferred Contributions" with respect to an Eligible Employee means the Tax-Deferred Contributions made on his behalf for the Contribution Period, in an amount up to, but not exceeding, three percent of such Eligible Employee's Compensation for the Contribution Period.